As filed with the Securities and Exchange Commission on January 28, 2025

Securities Act Registration No. 333-136185

Investment Company Act Registration No. 811-21934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No. __	[_]
Post-Effective Amendment No. 47	[x]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 48	[x]

(Check appropriate box or boxes.)

RiverNorth Funds

(Exact Name of Registrant as Specified in Charter)

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: 561-484-7185

Marcus L. Collins

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

With copy to:

Joshua B. Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

[]	immediately upon filing pursuant to paragraph (b)
[X]	on January 28, 2025 pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on (date) pursuant to paragraph (a)(1)
[_]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

1.28.2025

Prospectus

RIVERNORTH/OAKTREE HIGH INCOME FUND

Class I: RNHIX, Class R: RNOTX

RN

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Example	2
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Risks	7
Performance	13
Portfolio Management	15
Buying and Selling Fund Shares	15
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	17
The Fund’s Investment Objective	17
The Fund’s Principal Strategies	17
The Fund’s Principal Investment Risks	21
Additional Information About Non-Principal Risks of the Fund	30
Other Information About the Fund	34
HOW TO BUY SHARES	35
Opening an Account	35
Purchasing Shares	35
Minimum Investments	37
Other Purchase Information	37
HOW TO REDEEM (SELL) SHARES	38
Redeeming Shares	38
Redeeming By Mail	39
Telephone Redemptions	39
Redemptions-In-Kind	39
Additional Redemption Information	40
DISTRIBUTION PLAN	40
VALUING THE FUND’S ASSETS	40
DIVIDENDS, DISTRIBUTIONS AND TAXES	41
Dividends and Distributions	41
Taxes	41
MANAGEMENT OF THE FUND	42
Portfolio Managers	43
SHAREHOLDER STATEMENTS AND REPORTS	45
FINANCIAL HIGHLIGHTS	46
PRIVACY POLICY	51
FOR MORE INFORMATION	Back Cover

Prospectus | January 28, 2025	1

RiverNorth/Oaktree High Income Fund

SUMMARY SECTION

Investment Objective

The Fund’s investment objective is overall total return consisting of long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Class R Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.65%	0.64%
Acquired Fund Fees and Expenses(1)	0.17%	0.17%
Total Annual Fund Operating Expenses	2.07%	1.81%
Fee Waiver/Reimbursement(2)	(0.30)%	(0.29)%
Total Annual Fund Operating Expenses After Waiver	1.77%	1.52%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund’s adviser, RiverNorth Capital Management, LLC (“RiverNorth Capital” or the “Adviser”), has contractually agreed to defer management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the Fund until at least January 31, 2026 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser may recoup any waived or reimbursed amounts from the Fund provided that the recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the applicable expense limitation in effect at the time of the waiver, and (ii) the applicable expense limitation in effect at the time of recapture.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in Class R shares and $100,000 in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example amounts assume that the Fee Waiver and Expense Reimbursement Agreement remains in effect through January 31, 2026.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$180	$620	$1,085	$2,373
Class I Shares	$155	$541	$952	$2,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Adviser allocates the Fund’s assets among three principal strategies: a Tactical Closed-End Fund strategy, a High Yield strategy and a Senior Loan strategy. The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The Adviser determines which portion of the Fund’s assets are allocated to each strategy, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the Adviser anticipates that it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The Adviser manages the Tactical Closed-End Fund strategy. Oaktree Fund Advisors, LLC (“Oaktree” or the “Sub-Adviser”) manages the High Yield and Senior Loan strategies.

Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities and instruments including, but not limited to, corporate bonds (including high-yield, below investment grade bonds, which are sometimes referred to as “junk bonds”), government-issued bonds, convertible bonds, preferred stocks, senior loans (which the Fund defines as a type of security for purposes of this Prospectus), and shares of closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) that invest principally in fixed income securities. The Fund may also invest in unregistered (“Rule 144A”) securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser’s and Sub-Adviser’s security selection processes are described below. The Adviser or Sub-Adviser may liquidate positions in order to implement a change in the Adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. A portion of the Fund may also be actively managed resulting in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the Adviser or Sub-Adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the Adviser or Sub-Adviser, as applicable. The Fund may

Prospectus | January 28, 2025	3

RiverNorth/Oaktree High Income Fund

borrow money from its custodian or other banks to pay unanticipated redemption requests rather than liquidate portfolio holdings at inopportune times. These borrowings will be temporary and will be made in accordance with the requirements of the 1940 Act.

Tactical Closed-End Fund Strategy

In implementing the Fund’s Tactical Closed-End Fund strategy, the Adviser allocates that portion of the Fund’s investments primarily among Underlying Funds that invest in U.S. and foreign equities (including those issued in emerging markets), domestic and international fixed income instruments, options and securities convertible into equity securities and preferred equities. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the Adviser. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. At times, the Adviser may actively trade the Fund’s holdings to take advantage of these pricing discrepancies.

In selecting closed-end funds, in particular, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio.

ETFs will be selected based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

The Adviser also may invest directly in the equity and debt securities of U.S. and foreign corporate issuers and U.S. government securities to gain access to sectors or market segments not represented by other investment companies. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the

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swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Adviser may use the Fund’s own net asset value (“NAV”) or the return of closed-end funds as the reference asset in a total return swap. The Adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

High Yield Bond Strategy

In implementing the Fund’s High Yield Bond strategy, the Sub-Adviser will employ a research-intensive, long-only strategy to invest primarily in corporate high yield bonds, normally emphasizing issuers in North America and Europe. The strategy will emphasize below-investment grade debt securities, although investment-grade securities also may be acquired. The Sub-Adviser seeks to add value first and foremost through security selection. Sector allocation also plays an important role in its decision-making process, second only to security selection. The Sub-Adviser further believes that thoughtful diversification is an effective means of mitigating the impact of credit problems.

The Sub-Adviser views high yield bond investing as the conscious bearing of credit risk for profit and acts as a prudent lender rather than a securities trader. Its business is lending money to lower-rated, yet creditworthy companies; the buying and selling of securities is simply the means of accomplishing this end. Its investment process is bottom-up, based upon company-specific research. The Sub-Adviser believes that strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the securities the Fund purchases – not through macro-forecasting – and that the avoidance of defaults is the most reliable source of superior performance.

In selecting securities for the Fund, the Sub-Adviser places a high priority on managing risk to ensure capital preservation. The Sub-Adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investments are made if the absolute amount of risk is acceptable, the Sub-Adviser believes the promised yield compensates for the risk and the investment’s relationship between risk and return is, in the Sub-Adviser’s judgment, attractive relative to the opportunity set.

Typically, the Sub-Adviser’s decision to sell a security is fundamentally based, relating to its price and the assessment of its risk. In general, the Sub-Adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price, the price of the security has significantly appreciated, lowering its yield, or another security is available that offers a better risk/reward tradeoff. If a bond held by the Fund goes into default, the Fund may continue to hold the defaulted bond if the Sub-Adviser believes it is in the best interests of the Fund to do so.

Senior Loan Strategy

In implementing the Fund’s Senior Loan strategy, the Sub-Adviser will employ a research-intensive, long-only strategy to invest in senior loans, normally emphasizing corporate issuers in North America and Europe. The Senior Loan strategy may also include certain high yield bonds where the Sub-

Prospectus | January 28, 2025	5

RiverNorth/Oaktree High Income Fund

Adviser believes such bonds are appropriate for the Senior Loan strategy. Most of the instruments to be purchased by the Fund for the Senior Loan strategy will pay a variable rate of interest, though certain instruments may carry a fixed rate of interest.

The Sub-Adviser approaches senior loan investing using the same bottom-up investment process based upon company-specific research that it applies to high yield bond investing. The Sub-Adviser believes strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the obligations purchased by the Fund. The Sub-Adviser seeks to add value first and foremost through its selection of senior loans, with sector allocation and diversification also playing important roles in its decision-making process.

The Fund will primarily invest in the middle and upper quality tiers of non-investment grade loans, although investment-grade obligations or lower-quality non-investment grade obligations also may be acquired. The loans in which the Fund may invest will, in most instances, hold the most senior position in the capital structure of the borrower, though the Sub-Adviser will not be subject to any limit on purchasing loans that have a less senior position in the capital structure if the Sub-Adviser determines that such loans are consistent with the Fund’s investment strategy. While the loans purchased by the Fund will typically be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be, and the Sub-Adviser will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The loans in which the Fund will invest typically will be term loans, though the Fund may also invest in other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. It is anticipated that most of the loans purchased by the Fund will have maturities of five to ten years, though the Sub-Adviser is not restricted to purchasing loans of any particular maturity. Most of the loans purchased by the Fund will be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. Term loans generally require very limited, if any, repayment of principal during the term of the loan. As a result, there is typically a large “balloon payment” due at the end of the term that the issuer must either repay out of corporate assets or refinance with new indebtedness.

In selecting senior loans and other obligations for the Fund, the Sub-Adviser places a high priority on managing risk to ensure capital preservation, including through evaluation of any collateral securing a loan. The Sub-Adviser uses a proprietary credit scoring matrix to rank potential loan investments in the same manner that it evaluates high yield bonds. Investments are made if the absolute amount of risk is acceptable, the Sub-Adviser believes the expected yield generously compensates for the risk and the investment’s relationship between risk and return is, in the Sub-Adviser’s judgment, among the most attractive relative to the opportunity set.

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Typically, the Sub-Adviser’s decision to sell a senior loan or other obligation is fundamentally based, relating to its price and the assessment of its risk. In general, the Sub-Adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the price of the obligation, the price of the obligation has significantly appreciated, lowering its yield, or another investment opportunity is available that offers a better risk/reward tradeoff.

Principal Risks

All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below is a summary of the principal risks of investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Below investment grade bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to below investment grade bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

Some of the related risks of fixed income securities include:

●

Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

●

High Yield Securities/Junk Bond Risk. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The market for such securities may not be liquid at all times. In a relatively illiquid market, the Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

●

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. government obligations are subject to interest rate risk.

●

Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Any declines in interest rates could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Prospectus | January 28, 2025	7

RiverNorth/Oaktree High Income Fund

●

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, geopolitical events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund

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and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk. To the extent that the Fund invests in securities denominated in, or whose issuers receive revenue in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Distressed and Defaulted Securities Risk. Investments, through loans or otherwise, in securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Sub-Adviser’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

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RiverNorth/Oaktree High Income Fund

Exchange-Traded Note Risk. The Fund may invest in exchange traded notes (“ETNs”), which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

Floating Interest Rate Risk. Most of the loans to be purchased by the Fund will pay interest based on a floating interest rate such as the Secured Overnight Financing Rate (“SOFR”). A decline in such reference rate could negatively impact the expected return of the Fund’s portfolio.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, less publicly available information, less stringent investor protections, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, high yield securities and senior or secured loans. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee deferral and/or expense reimbursement arrangement.

Liquidity Risk. When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Loans Risk. Secured loans hold senior positions in the capital structure of a business, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The

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secured loans in which the Fund will invest may be rated below investment grade or may also be unrated. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investor Services, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, are determined by the Adviser or Sub-Adviser to be of comparable quality. As a result, the risks associated with secured loans are similar to the risks of below investment grade instruments, although secured loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a borrower under a secured loan arrangement defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the secured loan or nothing at all. Secured loans are subject to a number of risks described elsewhere in this section, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although the secured loans in which the Fund will invest will be secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a secured loan. In the event of a decline in the value of the already pledged collateral, if the terms of a secured loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the secured loans. To the extent that a secured loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those secured loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for secured loans is not fully-developed. No active trading market may exist for certain secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws.

Management Risk. The risk that the Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or Sub-Adviser’s judgments will produce the desired results.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

REIT Risk. The value of equity real estate investment trusts (“REITs”) may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves

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RiverNorth/Oaktree High Income Fund

risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under 1940 Act.

Rule 144A Securities Risk. Investing in securities under Rule 144A of the Securities Act of 1933, as amended (“Rule 144A”), could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Adviser or Sub-Adviser might wish to sell.

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of issuers of securities and loans in the Fund’s portfolio.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transaction costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the closed-end fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the closed-end fund shares.

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Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world, where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Additionally, fair valuation of the Fund’s investments involves subjective judgment, and the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance

The bar chart below shows how the Fund’s Class I Shares’ investment results have varied from year to year. The table below shows how the Class I and Class R Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at RiverNorth.com or by calling 1-888-848-7569.

Calendar Year Total Returns through December 31, 2024 – Class I Shares

The Fund’s 2024 year-to-date total return through December 31, 2024 was 7.40%.

Highest/Lowest quarterly results for Class I Shares during this time period were:

Best Quarter:	Second Quarter 2020	8.98%
Worst Quarter:	First Quarter 2020	-13.40%

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Average Annual Total Returns (as of December 31, 2024)

	1 Year	5 Years	10 Years	Since Inception (December 28, 2012)
RiverNorth/Oaktree High Income Fund – Class I
Return Before Taxes	7.40%	3.80%	4.20%	4.24%
Return After Taxes on Distributions	4.42%	1.62%	2.13%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares*	4.32%	1.93%	2.28%	2.28%
RiverNorth/Oaktree High Income Fund – Class R**
Return Before Taxes**	7.13%	3.55%	3.94%	3.97%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)***	1.25%	-0.33%	1.35%	1.43%
ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	6.61%	3.26%	4.34%	4.33%
CS Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	8.04%	5.53%	5.00%	4.85%

*	In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund Shares at the end of the measurement period.

**	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Class I shares only and will differ for Class R shares.

***

As of September 2024, pursuant to the new regulatory requirements, the Bloomberg US Aggregate Bond Index replaced the ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index as the Fund’s primary benchmark to represent a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The Bloomberg U.S. Aggregate Bond Index (“Bloomberg Index”) measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Bloomberg Index assumes reinvestment of all distributions.

The ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (the “BofA Non-Financial Developed HY Constrained Index”) contains all securities in the ICE Bank of America/Merrill Lynch Global High Yield Index from developed markets countries but cap

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issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The BofA Non-Financial Developed HY Constrained Index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch).

CS Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Portfolio Management

Investment Adviser – RiverNorth Capital Management, LLC
Investment Sub-Adviser – Oaktree Fund Advisors, LLC

Portfolio Managers

●	Patrick W. Galley, CFA®, Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC; Co-Portfolio Manager of the Fund since its inception in 2012.
●	Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC; Co-Portfolio Manager of the Fund since its inception in 2012.
●	Ronnie Kaplan, Managing Director and U.S. Senior Loans Portfolio Manager of Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since June 2019.
●	Sheldon Stone, Principal and U.S. and Global High Yield Bond Co-Portfolio Manager of Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since its inception in 2012.
●	David Rosenberg, Managing Director and U.S. and Global High Yield Bond Co-Portfolio Manager of Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since September 2014.
●	Alap Shah, Co-Portfolio Manager of U.S. and Global High Yield Bonds at Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since October 2023.
●

Anthony Shackleton, Managing Director, Co-Portfolio Manager of European High Yield Bonds and Assistant Portfolio Manager of Global High Yield Bonds at Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since March 2018.

●

Madelaine Jones, Managing Director, Co-Portfolio Manager for the European High Yield Bond strategy, the European Senior Loan strategy, and the Global High Yield Bond strategy of Oaktree Fund Advisors, LLC; Co-Portfolio Manager of the Fund since November 2016.

Buying and Selling Fund Shares

To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download one from RiverNorth.com.

Minimum Initial Investment for Class R Shares

$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares

$100,000 for all accounts

Minimum Subsequent Investment for both Class R and Class I Shares

$100 for all accounts

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RiverNorth/Oaktree High Income Fund

To Place Orders

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange (“NYSE”) is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, long-term capital gains, qualified dividend income, section 199A dividends (from investments in REITs through 2025) or a combination of the above, unless you are investing through a tax-exempt or tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. Distributions from a tax-exempt or tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective

The Fund’s investment objective is overall total return consisting of long-term capital appreciation and income.

The Fund’s Principal Strategies

The Adviser allocates the Fund’s assets among three principal strategies: a Tactical Closed-End Fund strategy, a High Yield strategy and a Senior Loan strategy. The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The Adviser determines which portion of the Fund’s assets are allocated to each strategy, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the Adviser anticipates that it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The Adviser manages the Tactical Closed-End Fund strategy. The Sub-Adviser manages the High Yield and Senior Debt strategies.

Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities including, but not limited to, corporate bonds (including high-yield, below investment grade bonds, which are sometimes referred to as “junk bonds”), government-issued bonds, convertible bonds, preferred stocks, senior loans (which the Fund defines as a type of security for purposes of this Prospectus), and Underlying Funds that principally invest in fixed income securities. The Fund may also invest in Rule 144A securities to the extent permitted by the 1940 Act. The Adviser’s and Sub-Adviser’s security selection processes are described below. The Adviser or Sub-Adviser may liquidate positions in order to implement a change in the Adviser’s overall asset allocation, or to generate cash to invest in more attractive opportunities. A portion of the Fund may also be actively managed resulting in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the Adviser or Sub-Adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the Adviser or Sub-Adviser, as applicable. The Fund may borrow money from its custodian or other banks to pay unanticipated redemption requests rather than liquidate portfolio holdings at inopportune times. These borrowings will be temporary and will be made in accordance with the requirements of the 1940 Act.

Tactical Closed-End Fund Strategy

In implementing the Fund’s Tactical Closed-End Fund strategy, the Adviser allocates that portion of the Fund’s investments among Underlying Funds that invest in U.S. and foreign equities (including those issued in emerging markets), U.S. and foreign fixed income instruments, options and securities convertible into equity securities and preferred equities. Some closed-end funds may invest in a mix of these and other underlying securities and are referred to as hybrid closed-end funds. The Underlying Funds and the Fund itself may also invest in cash or cash equivalents. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the Adviser. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The Adviser may also allocate the Fund’s assets among cash and short term investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. At times the Adviser may actively trade the Fund’s holdings to take advantage of these pricing discrepancies.

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RiverNorth/Oaktree High Income Fund

In selecting closed-end funds, in particular, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated funds, the Fund will only do so in accordance with the provisions of the 1940 Act. The Adviser may also be required to waive certain fees in the event the Fund invests in affiliated funds.

An ETF is an investment company that typically seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific asset class, sector and style exposure in a cost- and tax- efficient manner. The Fund will purchase ETF shares on the secondary market. Unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the Underlying Funds, the Adviser actively manages the Fund’s portfolio among the Underlying Funds based on its research and analysis of the market and the investment merit of the Underlying Funds themselves.

The Adviser also may invest directly in the equity and debt securities of U.S. and international corporate issuers and U.S. government securities to gain access to sectors or market segments not represented by other investment companies. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored ADRs. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

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Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own NAV or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the Adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the Adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

High Yield Bond Strategy

In implementing the Fund’s High Yield Bond strategy, the Sub-Adviser will employ a research-intensive, long-only strategy to invest primarily in corporate high yield bonds, normally emphasizing issuers in North America and Europe. The strategy will emphasize below-investment grade debt securities, although investment-grade securities also may be acquired. The Sub-Adviser seeks to add value first and foremost through security selection. Sector allocation also plays an important role in its decision-making process, second only to security selection. The Sub-Adviser further believes that thoughtful diversification is an effective means of mitigating the impact of credit problems.

The Sub-Adviser views high yield bond investing as the conscious bearing of credit risk for profit and acts as a prudent lender rather than a securities trader. Its business is lending money to lower-rated yet creditworthy companies; the buying and selling of securities is simply the means of accomplishing this end. Its investment process is bottom-up, based upon company-specific research. The Sub-Adviser believes that strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the securities the Fund purchases – not through macro-forecasting – and that the avoidance of defaults is the most reliable source of superior performance.

In selecting securities for the Fund, the Sub-Adviser places a high priority on managing risk to ensure capital preservation. The Sub-Adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investments are made if the absolute amount of risk is acceptable, the Sub-Adviser believes the promised yield compensates for the risk and the investment’s relationship between risk and return is, in the Sub-Adviser’s judgment, attractive relative to the opportunity set.

Typically, the Sub-Adviser’s decision to sell a security is fundamentally based, relating to its price and the assessment of its risk. In general, the Sub-Adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the security price, the price of the security has significantly appreciated, lowering its yield, or another security is available that offers a better risk/reward tradeoff. If a bond held by the Fund goes into default, the Fund may continue to hold the defaulted bond if the Sub-Adviser believes it is in the best interests of the Fund to do so.

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RiverNorth/Oaktree High Income Fund

Senior Loan Strategy

In implementing the Fund’s Senior Loan strategy, the Sub-Adviser will employ a research-intensive, long-only strategy to invest in senior loans, normally emphasizing corporate issuers in North America and Europe. The Senior Loan strategy may also include certain high yield bonds where the Sub-Adviser believes such bonds are appropriate for the Senior Loan strategy. Most of the instruments to be purchased by the Fund for the Senior Loan strategy will pay a variable rate of interest, though certain instruments may carry a fixed rate of interest.

The Sub-Adviser approaches senior loan investing using the same bottom-up investment process based upon company-specific research that it applies to high yield bond investing. The Sub-Adviser believes strong long-term performance can only be achieved through superior knowledge of companies, the industries in which they operate and the obligations purchased by the Fund. The Sub-Adviser seeks to add value first and foremost through its selection of senior loans, with sector allocation and diversification also playing important roles in its decision-making process.

The Fund will primarily invest in the middle and upper quality tiers of non-investment grade loans, although investment-grade obligations or lower-quality non-investment grade obligations also may be acquired. The loans in which the Fund may invest will, in most instances, hold the most senior position in the capital structure of the borrower, though the Sub-Adviser will not be subject to any limit on purchasing loans that have a less senior position in the capital structure if the Sub-Adviser determines that such loans are consistent with the Fund’s investment strategy. While the loans purchased by the Fund will typically be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the Sub-Adviser will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The loans in which the Fund will invest typically will be term loans, though the Fund may also invest in other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. It is anticipated that most of the loans purchased by the Fund will have maturities of five to ten years, though the Sub-Adviser is not restricted to purchasing loans of any particular maturity. Most of the loans purchased by the Fund will be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. Term loans generally require very limited, if any, repayment of principal during the term of the loan. As a result, there is typically a large “balloon payment” due at the end of the term that the issuer must either repay out of corporate assets or refinance with new indebtedness.

In selecting senior loans and other obligations for the Fund, the Sub-Adviser places a high priority on managing risk to ensure capital preservation, including through evaluation of any collateral securing a loan. The Sub-Adviser uses a proprietary credit scoring matrix to rank potential loan investments in the same manner that it evaluates high yield bonds. Investments are made if the absolute amount of risk is acceptable, the Sub-Adviser believes the expected yield generously compensates for the risk and the investment’s relationship between risk and return is, in the Sub-Adviser’s judgment, among the most attractive relative to the opportunity set.

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Typically, the Sub-Adviser’s decision to sell a senior loan or other obligation is based on its price and the assessment of its risk. In general, the Sub-Adviser will consider selling if it is early in spotting actual or potential deterioration in credit quality before it is reflected in the price of the obligation, the price of the obligation has significantly appreciated, lowering its yield, or another investment opportunity is available that offers a better risk/reward tradeoff.

The Fund’s Principal Investment Risks

The following provides additional information about the principal risks of investing in the Fund. More information about the Fund’s risks is included in the Statement of Additional Information (“SAI”).

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. Fixed income risks include components of the following additional risks:

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Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

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High Yield Securities/Junk Bond Risk. The Fund and Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

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Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall. All U.S. government obligations are subject to interest rate risk. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

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Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Any declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the

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Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Business development companies (“BDCs”) are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Borrowing Risk. The Fund will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Distressed and Defaulted Securities Risk. Investments, through loans or otherwise, in securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it

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frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer. The Sub-Adviser’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, market manipulation, limited access to capital, the significantly smaller market capitalizations of emerging market issuers and risks related to foreign investment structures. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited. Risks arising from differences in regulatory, accounting, auditing, and recordkeeping standards could impede the Adviser’s ability to evaluate companies or impact the Fund’s performance. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition to the Foreign Investing Risks discussed below, countries with emerging markets may have relatively unstable governments, social, financial and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. These limitations may affect the Fund’s ability to meet its investment objective.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic,

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legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment; however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in sponsored or unsponsored ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, less stringent investor protections and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, investing in high-yield securities and investing in loans. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when closed-end funds, high yield securities or investments through loans underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee deferral and/or expense reimbursement arrangement.

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Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, RiverNorth Funds has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments in exceeded, other than by a change in market values, the condition will be reported to the Board of Trustees and, when required by the Liquidity Rule, to the U.S. Securities and Exchange Commission (“SEC”).

When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these investments may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic investments. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Loans Risk. Secured loans hold senior positions in the capital structure of a business, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The secured loans in which the Fund will invest may be rated below investment grade or may also be unrated. As a result, the risks associated with secured loans are similar to the risks of below investment grade instruments, although secured loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a borrower under a secured loan arrangement defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the secured loan or nothing at all. Secured loans are subject to a number of risks described elsewhere in this section, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although the secured loans in which the Fund will invest will be secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a secured loan. In the event of a decline in the value of the already pledged collateral, if the terms of a secured loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the secured loans. To the

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extent that a secured loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those secured loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for secured loans is not fully-developed. No active trading market may exist for certain secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws.

Some secured loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the secured loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could, under certain circumstances, include invalidation of secured loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of secured loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of secured loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Sub-Adviser, do not represent fair value. If the Fund attempts to sell a secured loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the secured loan may be adversely affected.

Management Risk. The risk that the Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s and Sub-Adviser’s judgments will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other

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reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Adviser or Sub-Adviser might wish to sell.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in

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which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will invest in other investment companies, ETFs and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses, including advisory fees, charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares.

In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares. The Fund will invest in closed-end funds that pay periodic dividends to shareholders, some of which may be classified as return of capital distributions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses, but they also may indirectly bear similar expenses of the underlying investment companies.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data,

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lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Interest Rate Risk. The interest rates of variable and floating rate securities may adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Variable and floating rate securities generally are less sensitive to interest rate changes but may produce a leveraging effect or provide interest payments that vary inversely with market rates. Floating and variable rate securities also may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The Fund may also suffer a loss if there is no active secondary market for any particular floating or variable rate security.

Additional Information About Non-Principal Risks of the Fund

The following provides additional information about the non-principal risks of investing in the Fund. More information about the Fund’s risks is included in the SAI.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity, which involves strategies and risks different from those associated with ordinary security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual

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indemnification provisions may be insufficient to cover these losses. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Adviser or Sub-Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparties or legality or enforceability of a contract.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such

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RiverNorth/Oaktree High Income Fund

transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.

In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LIBOR Transition. Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

SOFR Risk. The Secured Overnight Funding Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate,

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RiverNorth/Oaktree High Income Fund

and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Swap Risk. The Fund may invest in interest rate, index, total return, currency and credit default swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The Adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for a total return swap is $75 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Other Information About the Fund

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the SAI.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

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HOW TO BUY SHARES

Opening an Account

The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock, bond or loan markets. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Fund’s transfer agent verify your identity.

Purchasing Shares

You may buy shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

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RiverNorth/Oaktree High Income Fund

Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributable to that class, subtracting its liabilities, and then dividing by the total number of shares of that class outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

●	Fund name and account number;
●	Account name(s) and address;
●	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund that is charged by the IRA custodian on a per-account basis.

Method of Payment. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

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If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV. The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments

The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment for Class R Shares is $1,000. The minimum initial investment for Class I Shares is $100,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to $5,000 for Class R Shares and $25,000 for Class I shares and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum investment amount due to redemptions. For more information, please read “Additional Redemption Information”. If you are a Class R shareholder and you meet the investment minimums for Class I Shares, you may be eligible to convert your shares, typically on a tax-free basis. Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

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RiverNorth/Oaktree High Income Fund

RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares

You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

●	Include the Fund name and account number;
●	Include the account name(s) and address;
●	State the dollar amount or number of shares you wish to redeem; and
●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion

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stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redeeming By Mail

You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Telephone Redemptions

You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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RiverNorth/Oaktree High Income Fund

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days’ written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $25,000, due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for distribution-related activities and/or shareholder services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The price of the Fund’s Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the Fund’s valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser, as the Fund’s valuation designee, may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.

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Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the NAV of the underlying open-end mutual funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends monthly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Your outstanding checks may be canceled and proceeds reinvested, and your distribution options will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;
●	Dividends and capital gain distribution are not cashed within 180 days; or
●	Bank account of record is no longer valid.

Interest will not accrue on uncashed distribution checks.

Taxes

The following summarizes certain federal income tax considerations of investing in the Fund. The discussion is based on current law which is subject to change, even retroactively. The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents. The Fund qualifies as a regulated investment company under the Code and intends to maintain its status as such. Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders. Distributions of the Fund’s income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income, section 199A

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RiverNorth/Oaktree High Income Fund

dividends, or a combination of the above. Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%. In addition, if the Fund invests in REITs, or Underlying Funds that invest in REITS or real estate, a portion of Fund income distributed to you may be gain from unrecaptured depreciation, taxed at a 25% rate. To the extent, however, that the Fund designates dividends it pays to you as “section 199A dividends” from REITs, such shareholder may be eligible for a 20% deduction with respect to such dividends through 2025. Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year. Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes. The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares. The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012. The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise. You should consult your tax adviser with respect to any basis, holding period, or other adjustments that may be required. In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution even though economically it represents a return of a portion of your investment.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred or other non-taxable entities accounts such as 401(k) plans, individual retirement accounts or 529 plans. Distributions from tax-exempt or tax-deferred accounts may be taxable. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital is the Fund’s investment adviser and, through its portfolio managers, manages the Tactical Closed-End Fund Strategy of the Fund and oversees the management of all of the Fund’s strategies. Founded in 2000, RiverNorth Capital is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. RiverNorth Capital is registered with the SEC as an investment adviser and manages, as of December 31, 2024, approximately $5.004 billion in registered funds, private funds and separately managed accounts.

Oaktree, located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, is the Fund’s Sub-Adviser. Effective August 10, 2021, as part of an internal corporate reorganization, Oaktree Capital Management, L.P., the Fund’s previous sub-adviser, transferred its sub-advisory agreement with the Fund to Oaktree. Oaktree was founded in April 1995 and is a leading global investment management firm focused on alternative markets. Oaktree manages assets across a wide range of investment strategies within six asset classes: distressed debt, corporate debt (including mezzanine finance, high yield bonds and senior loans), control investing, convertible securities, real estate and

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listed equities. Oaktree offers investment advisory services to separately managed accounts and pooled investment vehicles. As of September 30, 2024 Oaktree had approximately $205.1 billion in assets under management.

References to “assets under management” or “AUM” represent assets managed by Oaktree and a proportionate amount of the AUM reported by DoubleLine Capital LP (“DoubleLine”), in which Oaktree owns a 20% minority interest. Oaktree’s methodology for calculating AUM includes (i) the net asset value (NAV) of assets managed directly by Oaktree, (ii) the leverage on which management fees are charged, (iii) undrawn capital that Oaktree is entitled to call from investors in Oaktree funds pursuant to their capital commitments, (iv) for collateralized loan obligation vehicles, the aggregate par value of collateral assets and principal cash, (v) for publicly traded business development companies, gross assets (including assets acquired with leverage), net of cash, and (vi) Oaktree’s pro rata portion of the AUM reported by DoubleLine. Oaktree’s calculation of AUM may differ from the calculations of other asset managers and, as a result, Oaktree’s measurements of AUM may not be comparable to similar measures presented by other asset managers. Oaktree’s definition of AUM is not based on the definitions of AUM that may be set forth in agreements governing its investment funds, vehicles or accounts that it manages and is not calculated pursuant to regulatory definitions.

Under a management agreement between the Fund and RiverNorth Capital (the “Management Agreement”), the Fund pays the Adviser a management fee equal to 1.00% of the Fund’s average annual daily net assets. Under the terms of a sub-advisory agreement between RiverNorth Capital and the Oaktree (the “Sub-Advisory Agreement”), RiverNorth Capital (not the Fund) pays Oaktree its sub-advisory fee.

The Adviser has contractually agreed to defer the collection of management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the Underlying Funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, of the Fund until January 31, 2026 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Expense Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. The Adviser may recoup any waived or reimbursed amounts from the Fund provided that the recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the applicable expense limitation in effect at the time of the waiver, and (ii) the applicable expense limitation in effect at the time of recapture.

For the fiscal year ended September 30, 2024, the Fund paid RiverNorth Capital an aggregate management fee equal to 1.00% of the Fund’s average annual daily net assets, net of fee waivers and expense reimbursements. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital and the Sub-Advisory Agreement between RiverNorth Capital and Oaktree is available in the Fund’s semi-annual reports to shareholders for the period ended March 31 of each year.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Portfolio Managers

Patrick W. Galley, CFA®, is the Fund’s co-portfolio manager. Mr. Galley is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth Capital’s research

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RiverNorth/Oaktree High Income Fund

and investment team and oversees all portfolio management activities at the firm. Prior to joining RiverNorth Capital, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA®, is the Fund’s co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Sheldon M. Stone is the Fund’s co-portfolio manager. Mr. Stone is the head of Oaktree’s high yield bond area. In this capacity, he serves as co-portfolio manager of Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. Mr. Stone, a co-founding member of Oaktree in 1995, established TCW’s High Yield Bond department with Howard Marks in 1985 and ran the department for ten years. Prior to joining TCW, Mr. Stone worked with Mr. Marks at Citibank for two years where he performed credit analysis and managed high yield bond portfolios. From 1978 to 1983, Mr. Stone worked at The Prudential Insurance Company where he was a director of corporate finance, managing a fixed income portfolio exceeding $1 billion. Mr. Stone holds an A.B. degree from Bowdoin College and an M.B.A. in accounting and finance from Columbia University, where he serves on the Board of Overseers. In addition, he is a Trustee of the Colonial Williamsburg Foundation, an Adjunct Professor at the University of Southern California and a member of the investment committee for Bowdoin College.

Ronnie Kaplan, CFA, is the Fund’s co-portfolio manager. Mr. Kaplan joined Oaktree in 2016 and is a managing director and portfolio manager for the U.S. Senior Loan strategy. Before joining Oaktree, he was a portfolio manager, managing director and analyst with Levine Leichtman Capital Partners. There, Mr. Kaplan managed a fixed income portfolio investing in leveraged loans and high yield securities. Prior thereto, he was an analyst for the credit opportunities strategy at Wolf Point Capital Management. Additional investment experience, in the distressed debt area, includes serving as vice president at PPM America, Inc.; Bank One, NA; and Renaissance Financial Restructuring. Mr. Kaplan began his career as a senior analyst with Bankers Trust Corporation. He received a B.S. degree cum laude in economics from The Wharton School at the University of Pennsylvania and is a CFA charterholder.

David Rosenberg is the Fund’s co-portfolio manager. Mr. Rosenberg serves as the co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies, as well as the assistant portfolio manager for the firm’s Global Credit strategy. He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in business administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at J.P. Morgan. Mr. Rosenberg holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

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Alap Shah is the Fund’s co-portfolio manager. Mr. Shah is a managing director and co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. Mr. Shah joined Oaktree in 2012 after working at Pacific Life, where he served as a director and senior credit analyst for high yield bonds and senior loans. Prior to Pacific Life, Mr. Shah received his M.B.A. from Northwestern University. Before completing his M.B.A., he served as a manager in KPMG’s Financial Advisory Services group, senior consultant at Huron Consulting and consultant at Arthur Andersen. Mr. Shah received a B.A. degree in economics from the University of California, Irvine.

Anthony Shackleton is the Fund’s co-portfolio manager. Mr. Shackleton joined Oaktree’s London office in 2004 and serves as co-portfolio manager for the European High Yield Bond and Global High Yield Bond strategies, as well as the European Credit product. Mr. Shackleton previously worked at PricewaterhouseCoopers LLP in the UK, where he qualified as a Chartered Accountant. Mr. Shackleton is a graduate of the University of Oxford.

Madelaine Jones is the Fund’s co-portfolio manager. Ms. Jones joined Oaktree’s London office in 2003 and serves as portfolio manager for the European High Yield Bond and European Senior Loan strategies, and co-portfolio manager for the Global High Yield Bond strategy. She is also the head of the firm’s EMEA Diversity & Inclusion Committee. Before joining Oaktree, Ms. Jones spent more than three years at Deutsche Bank AG in London as a senior associate in the Leveraged Debt Origination Group specializing in loan, mezzanine and high yield bond financings to support European leveraged buyouts. Prior thereto, she spent two years in the Acquisition Finance Group at Natwest Group plc. Ms. Jones received a B.A. degree in economics from the University of Durham, England. She is a CFA charterholder.

The Fund’s SAI provides information about the compensation received by the portfolio managers and the portfolio management team, other accounts that they manage and their ownership of Fund shares.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses, financial reports and other notices to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

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RiverNorth/Oaktree High Income Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report contained in the Fund’s Form N-CSR, filed with the SEC on December 6, 2024, which is available upon request.

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RiverNorth/Oaktree High Income Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$8.43	$8.26	$9.53	$9.09	$9.55
Income/(loss) from investment operations:
Net investment income(a)	0.52	0.50	0.33	0.33	0.34
Net realized and unrealized gain/(loss) on investments	0.56	0.35	(1.27)	0.44	(0.35)
Total income/(loss) from investment operations	1.08	0.85	(0.94)	0.77	(0.01)
Less distributions:
From net investment income	(0.47)	(0.66)	(0.33)	(0.33)	(0.37)
From tax return of capital	(0.13)	(0.02)	—	—	(0.08)
Total distributions	(0.60)	(0.68)	(0.33)	(0.33)	(0.45)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/(decrease) in net asset value	0.48	0.17	(1.27)	0.44	(0.46)
Net asset value - end of period	$8.91	$8.43	$8.26	$9.53	$9.09
Total Return(b)	13.16%	10.59%	(10.03%)	8.55%	(0.02%)
Supplemental Data:
Net assets, end of period (in thousands)	$51,793	$49,475	$44,223	$41,386	$40,375
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.64%	1.57%	1.62%	1.75%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.35%	1.35%	1.35%	1.35%	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	5.66%	5.72%	3.38%	3.07%	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	5.95%	5.94%	3.65%	3.47%	N/A

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RiverNorth/Oaktree High Income Fund

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.64%	1.57%	1.62%	1.75%	1.69%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	5.66%	5.72%	3.38%	3.07%	3.43%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	5.95%	5.94%	3.65%	3.47%	3.78%
Portfolio turnover rate	57%	75%	57%	72%	80%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

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RiverNorth/Oaktree High Income Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$8.42	$8.25	$9.52	$9.08	$9.54
Income/(loss) from investment operations:
Net investment income(a)	0.50	0.48	0.31	0.30	0.32
Net realized and unrealized gain/(loss) on investments	0.55	0.35	(1.27)	0.45	(0.36)
Total income/(loss) from investment operations	1.05	0.83	(0.96)	0.75	(0.04)
Less distributions:
From net investment income	(0.45)	(0.64)	(0.31)	(0.31)	(0.35)
From tax return of capital	(0.12)	(0.02)	—	—	(0.07)
Total distributions	(0.57)	(0.66)	(0.31)	(0.31)	(0.42)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/(decrease) in net asset value	0.48	0.17	(1.27)	0.44	(0.46)
Net asset value - end of period	$8.90	$8.42	$8.25	$9.52	$9.08
Total Return(b)	12.88%	10.33%	(10.27%)	8.31%	(0.27%)
Supplemental Data:
Net assets, end of period (in thousands)	$4,016	$3,615	$3,845	$4,548	$4,989
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.90%	1.82%	1.88%	2.00%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.60%	1.60%	1.60%	1.60%	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	5.41%	5.46%	3.10%	2.83%	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	5.71%	5.69%	3.37%	3.22%	N/A

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RiverNorth/Oaktree High Income Fund

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.90%	1.82%	1.88%	2.00%	1.95%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	5.41%	5.46%	3.10%	2.83%	3.19%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	5.71%	5.69%	3.37%	3.22%	3.53%
Portfolio turnover rate	57%	75%	57%	72%	80%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

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Privacy Policy

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you may give us orally;
●	Information about your transactions with us or others;
●	Information you submit to us in correspondence, including emails or other electronic communications; and
●	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts. RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

[1]

This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC: RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, RiverNorth Institutional Partners Offshore, Ltd., RiverNorth SPAC Arbitrage Fund, L.P., RiverNorth Select Partners, L.P., RiverNorth Opportunities Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund. Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Managed Duration Municipal Income Fund II, Inc.

Prospectus | January 28, 2025	51

RiverNorth/Oaktree High Income Fund

In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

52	(888) 848-7569 | www.rivernorth.com

RIVERNORTH FUNDS
RIVERNORTH/OAKTREE HIGH INCOME FUND

Board of Trustees

Patrick W. Galley, CFA®, Chairman
John K. Carter
David M. Swanson
J. Wayne Hutchens
Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Sub-Adviser

Oaktree Fund Advisors, LLC

Transfer and Dividend Disbursing Agent and Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Legal Counsel

Faegre Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Custodian

State Street Bank and Trust, Co.

Prospectus | January 28, 2025	53

For More Information

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 or visit rivernorth.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund, and to make shareholder inquiries.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21934

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

1.28.2025

Prospectus

RIVERNORTH CORE OPPORTUNITY FUND

Class I: RNCIX, Class R: RNCOX

RN

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Example	2
Portfolio Turnover	2
Principal Investment Strategies	3
Principal Risks	4
Performance	9
Portfolio Management	11
Buying and Selling Fund Shares	11
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	13
The Fund’s Investment Objective	13
The Fund’s Principal Strategies	13
The Fund’s Principal Investment Risks	15
Additional Information About Non-Principal Risks of the Fund	25
Other Information About the Fund	28
HOW TO BUY SHARES	29
Opening an Account	29
Purchasing Shares	29
Minimum Investments	31
Other Purchase Information	31
HOW TO REDEEM (SELL) SHARES	32
Redeeming Shares	32
Redeeming By Mail	33
Telephone Redemptions	33
Redemptions-In-Kind	33
Additional Redemption Information	33
DISTRIBUTION PLAN	34
VALUING THE FUND’S ASSETS	34
DIVIDENDS, DISTRIBUTIONS AND TAXES	35
Dividends and Distributions	35
Taxes	35
MANAGEMENT OF THE FUND	36
Portfolio Managers	37
SHAREHOLDER STATEMENTS AND REPORTS	37
FINANCIAL HIGHLIGHTS	37
PRIVACY POLICY	42
FOR MORE INFORMATION	Back Cover

Prospectus | January 28, 2025	1

RiverNorth Core Opportunity Fund

SUMMARY SECTION

Investment Objective

The Fund’s investment objective is long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Class R Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.58%
Acquired Fund Fees and Expenses(1)	2.47%	2.47%
Total Annual Fund Operating Expenses	4.31%	4.05%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class R shares and $100,000 in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$432	$1,306	$2,192	$4,459
Class I Shares	$407	$1,232	$2,073	$4,244

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

The Fund’s adviser, RiverNorth Capital Management, LLC (“RiverNorth Capital” or the “Adviser”), will allocate the Fund’s investments among equities, fixed income securities, and cash and cash equivalents. The Adviser may allocate to the various asset classes either through the purchase of closed-end investment companies (including business development companies (“BDCs”)), exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) or through direct investment in the various securities. The Adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (securities rated below BBB by S&P Global Ratings (“S&P”) and Baa3 by Moody’s are commonly referred to as “junk bonds”), although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and real estate investment trusts (“REITs”), limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds that hold foreign securities or ADRs. The Fund may also seek to realize additional gains or hedge investments by selling a security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this

Prospectus | January 28, 2025	3

RiverNorth Core Opportunity Fund

may impact the Fund’s ability to meet its investment objective.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value (“NAV”) or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

Principal Risks

All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below is a summary of the principal risks of investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

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BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, geopolitical events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Correlation Risk. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates

Prospectus | January 28, 2025	5

RiverNorth Core Opportunity Fund

rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

Fixed Income Risk. The Fund may invest, directly or indirectly, through Underlying Funds in fixed income securities, including high yield securities, also known as “junk bonds.” Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

●

Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

●

High Yield Securities/Junk Bond Risk. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The market for such securities may not be liquid at all times. In a relatively illiquid market, the Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

●

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. government obligations are subject to interest rate risk.

●	Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response

6	(888) 848-7569 | www.rivernorth.com

to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Any declines in interest rates could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

●

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, less publicly available information, less stringent investor protections, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to Underlying Funds. Underlying Funds charge their own management and operating fees. This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Management Risk. The risk that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the

Prospectus | January 28, 2025	7

RiverNorth Core Opportunity Fund

issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

REIT Risk. The value of equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Smaller Company Risk. The Fund, directly or indirectly through Underlying Funds, may invest in smaller capitalization companies (companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including

8	(888) 848-7569 | www.rivernorth.com

general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions cost and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Additionally, fair valuation of the Fund’s investments involves subjective judgment, and the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance

The bar chart below shows how the Fund’s Class R Shares’ investment results have varied from year to year. The table below shows how the Class R and Class I Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at RiverNorth.com or by calling 1-888-848-7569.

Prospectus | January 28, 2025	9

RiverNorth Core Opportunity Fund

Calendar Year Total Returns through December 31, 2024 – Class R Shares

The Fund’s 2024 year-to-date total return through December 31, 2024 was 13.47%.

Highest/Lowest quarterly results for Class R Shares during this time period were:

Best Quarter:	Second Quarter 2020	18.02%
Worst Quarter:	First Quarter 2020	-25.51%

Average Annual Total Returns (as of December 31, 2024)

	1 Year	5 Years	10 Years	Since Inception (December 27, 2006)
RiverNorth Core Opportunity Fund – Class R
Return Before Taxes	13.47%	6.54%	6.69%	7.46%
Return After Taxes on Distributions	10.97%	3.27%	3.17%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares*	7.94%	3.75%	3.93%	5.00%

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	1 Year	5 Years	10 Years	Since Inception (August 11, 2014)
RiverNorth Core Opportunity Fund – Class I**
Return Before Taxes**	13.77%	6.81%	6.95%	6.75%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	13.33%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.46%
60% S&P 500 and 40% Bloomberg US Aggregate (the “Blend Index”) (reflects no deduction for fees, expenses, or taxes)	15.04%	8.67%	8.52%	8.69%

*	In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund Shares at the end of the measurement period.

**	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Class R shares only and will differ for Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The S&P 500 Index is the Fund’s primary benchmark. The Blend Index is calculated by the Adviser and consists of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index (“Bloomberg Index”). The Blend Index is representative of a broader market and range of securities than are found in the Fund’s portfolio. The 60/40 blend reflects the typical mix of equity and fixed income exposure in the Fund. The 60/40 blend is not subject to change based on the actual investments in the Fund. The S&P 500 Index consists of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. The Bloomberg Index measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Bloomberg Index assumes reinvestment of all distributions.

Portfolio Management

Investment Adviser – RiverNorth Capital Management, LLC

Portfolio Managers

●	Patrick W. Galley, CFA®, Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since its inception in 2006.
●	Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since 2008.

Buying and Selling Fund Shares

To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download

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RiverNorth Core Opportunity Fund

one from RiverNorth.com.

Minimum Initial Investment for Class R Shares

$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares

$100,000 for all accounts

Minimum Subsequent Investment for both Class R and Class I Shares

$100 for all accounts

To Place Orders

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange (“NYSE”) is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, long-term capital gains, qualified dividend income, section 199A dividends (from investments in REITs through 2025) or a combination of the above, unless you are investing through a tax-exempt or tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. Distributions from a tax-exempt or tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective

The Fund’s investment objective is long-term capital appreciation and income.

The Fund’s Principal Strategies

The Fund pursues a flexible and tactically managed asset allocation strategy. The strategy utilizes a mix of various asset classes and investment vehicles that the Adviser believes will produce an optimal portfolio asset mix similar to that achieved by an institutional investor. The Fund is designed to provide investors with a single highly diversified and integrated investment solution for their long-term investment portfolio. That is, it is intended as the base, or core, from which a patient investor can build an investment portfolio.

The Adviser has the ability to allocate the Fund’s investments among international and domestic equities, fixed income securities, and cash and cash equivalents. The Adviser may allocate to the various asset classes either through the purchase of Underlying Funds or through direct investment in the various securities. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the Adviser. The Adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s (securities rated below BBB by S&P and Baa3 by Moody’s are commonly referred to as “junk bonds”) although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and REITs, limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in ETNs, which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. Rather than paying a straight fixed or floating coupon, the interest payment typically fluctuates based on the value of the linked item, as well as the underlying debt obligation.

When considering investments in a closed-end fund, the Adviser analyzes the Fund’s portfolio to ascertain growth and income potential and uses historical models to determine whether the fund is trading at an attractive discount. When shares of a closed-end fund can be purchased at a discount to NAV, investors are buying a dollar’s worth of assets for less than a dollar. The narrowing or elimination of the discount and/or the appreciation of the value of the closed-end fund will typically result in a gain to the Fund. An ETF is an investment company that typically seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific sector and style exposure in a cost and tax efficient manner. The Fund purchases ETF shares on the secondary market. Unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the Underlying

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RiverNorth Core Opportunity Fund

Funds, the Adviser actively manages the Fund’s portfolio among the Underlying Funds based on its research and analysis of the market and the investment merit of the Underlying Funds themselves.

The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including ETFs. However, Rule 12d1-4 under the 1940 Act provides an exemption from Section 12(d)(1) that allows the Fund to invest in other registered funds, including ETFs beyond the limits of Section 12(d)(1), if the Fund satisfies certain conditions specified in the Rule. Those conditions include, among others, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). The Fund may rely on other exemptions from the limitations of Section 12(d)(1) to the extent they are available to the Fund.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored ADRs. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

The Fund may obtain exposure to below investment grade securities (i.e., junk bonds), debt obligations of foreign governments (i.e., sovereign debt obligations), supranational debt (i.e., debt issued by entities such as the World Bank and the Asian Development Bank), foreign currency transactions and

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commodities, principally through its investments in Underlying Funds and other investment companies that invest in these asset classes, although the Fund may also invest directly in such instruments.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own NAV or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the Adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the Adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price. For instance, the Adviser may sell shares of a closed-end fund when it is no longer selling at a discount. This may result in a higher rate of portfolio turnover. A higher portfolio turnover rate may indicate higher transaction cost and may result in higher taxes when Fund shares are held in a taxable account.

The Fund’s Principal Investment Risks

The following provides additional information about the principal risks of investing in the Fund. More information about the Fund’s risks is included in the Statement of Additional Information (“SAI”).

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a

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RiverNorth Core Opportunity Fund

premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Correlation Risk. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt

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securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.

In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These

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RiverNorth Core Opportunity Fund

risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, market manipulation, limited access to capital, the significantly smaller market capitalizations of emerging market issuers and risks related to foreign investment structures. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited. Risks arising from differences in regulatory, accounting, auditing, and recordkeeping standards could impede the Adviser’s ability to evaluate companies or impact the Fund’s performance. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition to the Foreign Investing Risks discussed below, countries with emerging markets may have relatively unstable governments, social, financial and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. These limitations may affect the Fund’s ability to meet its investment objective.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

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Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. government agency or instrumentality in which the Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. Fixed income risks include components of the following additional risks:

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Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

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High Yield Securities/Junk Bond Risk. The Fund and Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

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Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency

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or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall. All U.S. government obligations are subject to interest rate risk. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

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Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Any declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in sponsored or unsponsored ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, less stringent investor protections and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.

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Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to Underlying Funds. Underlying Funds charge their own management and operating fees. This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, RiverNorth Funds has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments in exceeded, other than by a change in market values, the condition will be reported to the Board of Trustees and, when required by the Liquidity Rule, to the SEC.

When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these investments may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic investments. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Management Risk. The risk that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

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Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Smaller Company Risk. The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling

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pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will invest in Underlying Funds such as other open-end investment companies, ETFs, and closed-end funds. The cost of investing in the Fund will generally be higher

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RiverNorth Core Opportunity Fund

than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, including advisory fees, in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares.

In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares. The Fund will invest in closed-end funds that pay periodic dividends to shareholders, some of which may be classified as return of capital distributions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses, but they also may indirectly bear similar expenses of the underlying investment companies.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold

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in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Additional Information About Non-Principal Risks of the Fund

The following provides additional information about the non-principal risks of investing in the Fund. More information about the Fund’s risks is included in the SAI.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term

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RiverNorth Core Opportunity Fund

or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparties or legality or enforceability of a contract.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.

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In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

LIBOR Transition. Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

SOFR Risk. The Secured Overnight Funding Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

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RiverNorth Core Opportunity Fund

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Swap Risk. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The Adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for a total return swap is $75 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Other Information About the Fund

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the SAI.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

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HOW TO BUY SHARES

Opening an Account

The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Fund’s transfer agent verify your identity.

Purchasing Shares

You may buy shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

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RiverNorth Core Opportunity Fund

Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributable to that class, subtracting its liabilities, and then dividing by the total number of shares of that class outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

●	Fund name and account number;
●	Account name(s) and address;
●	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund that is charged by the IRA custodian on a per-account basis.

Method of Payment. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to

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fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV. The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments

The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment for Class R Shares is $1,000. The minimum initial investment for Class I Shares is $100,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to $5,000 for Class R Shares and $25,000 for Class I Shares and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum investment amount due to redemptions. For more information, please read “Additional Redemption Information”. If you are a Class R shareholder and you meet the investment minimums for Class I Shares, you may be eligible to convert your shares, typically on a tax-free basis. Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is

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RiverNorth Core Opportunity Fund

processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may indirectly invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares

You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

●	Include the Fund name and account number;
●	Include the account name(s) and address;
●	State the dollar amount or number of shares you wish to redeem; and
●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary

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public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redeeming By Mail

You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Telephone Redemptions

You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569.

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RiverNorth Core Opportunity Fund

Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days’ written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for distribution-related activities and/or shareholder services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The price of the Fund’s Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the Fund’s valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser, as the Fund’s valuation designee, may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close

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of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends monthly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 219427 Kansas City, MO 64121-9427	Overnight Mail: Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Your outstanding checks may be canceled and proceeds reinvested, and your distribution options will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;
●	Dividends and capital gain distribution are not cashed within 180 days; or
●	Bank account of record is no longer valid.

Interest will not accrue on uncashed distribution checks.

Taxes

The following summarizes certain federal income tax considerations of investing in the Fund. The discussion is based on current law which is subject to change, even retroactively. The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents. The Fund qualifies as a regulated investment company under the Code and intends to maintain its status as such. Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders. Distributions of the Fund’s income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income, section 199A dividends or a combination of the above. Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%. In addition, if the Fund invests in REITs, or Underlying Funds that invest in REITS or real estate a portion of Fund income distributed to you

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RiverNorth Core Opportunity Fund

may be gain from unrecaptured depreciation, taxed at a 25% rate. To the extent, however, that the Fund designates dividends it pays to you as “section 199A dividends” from REITs, such shareholder may be eligible for a 20% deduction with respect to such dividends through 2025. Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year. Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes. The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares. The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012. The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise. You should consult your tax adviser with respect to any basis, holding period, or other adjustments that may be required. In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution even though economically it represents a return of a portion of your investment.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred accounts or other non-taxable entities such as 401(k) plans, individual retirement accounts or 529 plans. Distributions from tax-exempt or tax-deferred accounts may be taxable. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund. Founded in 2000, RiverNorth Capital is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. RiverNorth Capital is registered with the SEC and, as of December 31, 2024, manages approximately $5.004 billion in registered funds, private funds and separately managed accounts.

Under a management agreement between the Fund and RiverNorth Capital (the “Management Agreement”), the Fund pays the Adviser a management fee equal to 1.00% of the Fund’s average annual daily net assets. For the fiscal year ended September 30, 2024, the aggregate management fee paid by the Fund to RiverNorth Capital was equal to 1.00% of the Fund’s average daily net assets. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital is available in the Fund’s semi-annual report to shareholders for the period ended March 31 of each year.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

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Portfolio Managers

Patrick W. Galley, CFA® is the Fund’s co-portfolio manager. Mr. Galley is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth Capital’s research and investment team and oversees all portfolio management activities at the firm. Prior to joining RiverNorth Capital, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA® is the Fund’s other co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by Mr. Galley and Mr. O’Neill, other accounts that they manage and their ownership of Fund shares.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses, financial reports and other notices to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report contained in the Fund’s Form N-CSR, filed with the SEC on December 6, 2024, which is available upon request.

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RiverNorth Core Opportunity Fund

RiverNorth Core Opportunity Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$6.50	$6.12	$9.30	$7.43	$8.05
Income/(Loss) from investment operations:
Net investment income(a)	0.20	0.31	0.17	0.28	0.16
Net realized and unrealized gain/(loss) on investments	1.39	0.38	(1.40)	2.11	(0.41)
Total income/(loss) from investment operations	1.59	0.69	(1.23)	2.39	(0.25)
Less distributions:
From net investment income	(0.38)	(0.29)	(0.28)	(0.39)	(0.19)
From net realized gain on investments	—	—	(1.61)	(0.13)	(0.18)
From tax return of capital	—	(0.02)	(0.06)	—	—
Total distributions	(0.38)	(0.31)	(1.95)	(0.52)	(0.37)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/(decrease) in net asset value	1.21	0.38	(3.18)	1.87	(0.62)
Net asset value - end of period	$7.71	$6.50	$6.12	$9.30	$7.43
Total Return(b)	25.02%	11.37%	(16.70%)	32.96%	(3.00%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$29,523	$26,662	$27,196	$54,868	$49,994
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A

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	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.58%	1.49%	1.39%	1.33%	1.29%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.58%	1.49%	1.39%	1.33%	1.29%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	2.72%	4.75%	2.17%	3.19%	2.10%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	2.72%	4.75%	2.17%	3.19%	2.10%
Portfolio turnover rate	41%	60%	106%	182%	110%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

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RiverNorth Core Opportunity Fund

RiverNorth Core Opportunity Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$6.51	$6.13	$9.31	$7.44	$8.06
Income/(Loss) from investment operations:
Net investment income(a)	0.18	0.30	0.14	0.25	0.15
Net realized and unrealized gain/(loss) on investments	1.41	0.38	(1.39)	2.12	(0.42)
Total income/(loss) from investment operations	1.59	0.68	(1.25)	2.37	(0.27)
Less distributions:
From net investment income	(0.37)	(0.28)	(0.26)	(0.37)	(0.18)
From net realized gain on investments	—	—	(1.61)	(0.13)	(0.17)
From tax return of capital	—	(0.02)	(0.06)	—	—
Total distributions	(0.37)	(0.30)	(1.93)	(0.50)	(0.35)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/ (decrease) in net asset value	1.22	0.38	(3.18)	1.87	(0.62)
Net asset value - end of period	$7.73	$6.51	$6.13	$9.31	$7.44
Total Return(b)	24.83%	11.07%	(16.88%)	32.58%	(3.24%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,135	$16,557	$17,380	$25,705	$27,213
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A

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	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.84%	1.74%	1.64%	1.58%	1.54%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.84%	1.74%	1.64%	1.58%	1.54%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	2.45%	4.51%	1.86%	2.88%	1.93%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	2.45%	4.51%	1.86%	2.88%	1.93%
Portfolio turnover rate	41%	60%	106%	182%	110%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

Prospectus | January 28, 2025	41

RiverNorth Core Opportunity Fund

Privacy Policy

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you may give us orally;
●	Information about your transactions with us or others;
●	Information you submit to us in correspondence, including emails or other electronic communications; and
●	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts. RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

[1]

This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC: RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, RiverNorth Institutional Partners Offshore, Ltd., RiverNorth SPAC Arbitrage Fund, L.P., RiverNorth Select Partners, L.P., RiverNorth Opportunities Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund. Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Managed Duration Municipal Income Fund II, Inc.

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In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

Prospectus | January 28, 2025	43

RiverNorth Core Opportunity Fund

RIVERNORTH FUNDS
RIVERNORTH CORE OPPORTUNITY FUND

Board of Trustees

Patrick W. Galley, CFA®, Chairman
John K. Carter
David M. Swanson
J. Wayne Hutchens
Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Transfer and Dividend Disbursing Agent and Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Legal Counsel

Faegre Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Custodian

State Street Bank and Trust, Co.

44	(888) 848-7569 | www.rivernorth.com

For More Information

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 or visit rivernorth.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund, and to make shareholder inquiries.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21934

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

1.28.2025

Prospectus

RIVERNORTH/DOUBLELINE STRATEGIC INCOME FUND

Class I: RNSIX, Class R: RNDLX

RN

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Example	2
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Risks	6
Performance	13
Portfolio Management	15
Buying and Selling Fund Shares	15
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	17
The Fund’s Investment Objective	17
The Fund’s Principal Strategies	17
The Fund’s Principal Investment Risks	20
Additional Information About Non-Principal Risks of the Fund	33
Other Information About the Fund	37
HOW TO BUY SHARES	37
Opening an Account	37
Purchasing Shares	38
Minimum Investments	40
Other Purchase Information	40
HOW TO REDEEM (SELL) SHARES	41
Redeeming Shares	41
Redeeming By Mail	42
Telephone Redemptions	42
Redemptions-In-Kind	42
Additional Redemption Information	43
DISTRIBUTION PLAN	43
VALUING THE FUND’S ASSETS	43
DIVIDENDS, DISTRIBUTIONS AND TAXES	44
Dividends and Distributions	44
Taxes	44
MANAGEMENT OF THE FUND	45
Portfolio Managers	46
SHAREHOLDER STATEMENTS AND REPORTS	47
FINANCIAL HIGHLIGHTS	47
Privacy Policy	52
FOR MORE INFORMATION	Back Cover

Prospectus | January 28, 2025	1

RiverNorth/DoubleLine Strategic Income Fund

SUMMARY SECTION

Investment Objective

The Fund’s investment objective is current income and overall total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Class R Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses(1)	0.58%	0.58%
Total Annual Fund Operating Expenses	1.78%	1.53%
Fee Waiver and Expense Reimbursement(2)	(0.01)%	(0.01)%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.77%	1.52%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund’s adviser, RiverNorth Capital Management, LLC (“RiverNorth Capital” or the “Adviser”), has contractually agreed to waive fees and/or reimburse certain expenses in an amount equal to the sum of any acquired fund fees and expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in acquired funds managed by RiverNorth Capital or an investment adviser controlling, controlled by, or under common control with RiverNorth Capital until at least January 31, 2026. This contractual agreement will continue automatically for successive annual periods unless terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in Class R shares and $100,000 in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example amounts assume that the Fee Waiver and Expense Reimbursement Agreement remains in effect through January 31, 2026.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class R Shares	$180	$559	$963	$2,091
Class I Shares	$155	$482	$833	$1,820

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example affect the Fund’s performance. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Adviser, after consultation with the Fund’s sub-adviser, DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”), allocates the Fund’s assets among three principal strategies: Tactical Closed-end Fund Income strategy, Core Fixed Income strategy, and Opportunistic Income strategy. The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The Adviser determines which portion of the Fund’s assets is allocated to each strategy based on market conditions, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the Adviser anticipates that it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The Adviser manages the Tactical Closed-end Fund Income strategy. The sub-adviser manages the Core Fixed Income and Opportunistic Income strategies.

The Adviser’s and Sub-Adviser’s security selection process is described below. The Adviser or Sub-Adviser may liquidate positions in order to implement a change in the Adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. This may result in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the Adviser, or Sub-Adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the Adviser or Sub-Adviser, as applicable.

Tactical Closed-End Fund Income Strategy

In implementing the Fund’s Tactical Closed-end Fund Income strategy, the Adviser allocates that portion of the Fund’s investments among closed-end investment companies and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”) that invest primarily in income producing securities. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The Adviser may also allocate the Fund’s assets among cash and short term

Prospectus | January 28, 2025	3

RiverNorth/DoubleLine Strategic Income Fund

investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, in particular, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated closed-end funds, the Fund will only do so in accordance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser may also be required to waive certain fees in the event the Fund invests in affiliated funds.

The Underlying Funds in which the Adviser invests generally focus on a broad range of fixed income strategies or sectors. The Underlying Funds may also invest in convertible securities, preferred securities, high yield securities, dividend strategies, covered call option strategies, real estate, energy, utility and other income-oriented strategies. Fixed income securities include exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. Fixed income securities may also include structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. The Fund may invest in Underlying Funds that invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (securities rated below BBB by S&P Global Ratings (“S&P”) and Baa3 by Moody’s are commonly referred to as “junk bonds”) or that are in default. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

The Adviser may invest the Tactical Closed-end Fund Income assets, without limitation, in interest rate, index, total return and currency swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to gain, limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Adviser may use the Fund’s own net asset value (“NAV”) or the return of closed-end funds as the reference asset in a total return swap. The Adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

4	(888) 848-7569 | www.rivernorth.com

Core Fixed Income Strategy

In implementing the Fund’s Core Fixed Income strategy, the Sub-Adviser allocates that portion of the Fund’s investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; global developed credit (such as corporate obligations and foreign hybrid securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the strategy’s assets that may be allocated to any of the above-listed securities. The term “core” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be the Fund’s principal fixed income holdings under normal circumstances.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own NAV or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

The Sub-Adviser may invest a portion of the assets allocated to the Core Fixed Income strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging markets countries.

The Sub-Adviser uses a controlled risk approach which includes consideration of:

●	security selection within a given sector;
●	relative performance of the various market sectors;
●	the shape of the yield curve; and
●	fluctuations in the overall level of interest rates.

The Sub-Adviser also utilizes active asset allocation in managing the strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the strategy’s exposure to interest rate risk. The Sub-Adviser intends to seek to construct, under normal circumstances, an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

The Sub-Adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

Prospectus | January 28, 2025	5

RiverNorth/DoubleLine Strategic Income Fund

Opportunistic Income Strategy

In implementing the Fund’s Opportunistic Income strategy, the Sub-Adviser allocates this portion of the Fund’s investments to fixed income instruments and other investments including asset-backed securities; corporate bonds, including high-yield junk bonds; municipal bonds; and real estate investment trusts (“REITs”).

The strategy’s investments may include substantial investments in mortgage-backed securities, including non-agency residential mortgage-backed securities (“RMBS”). The Sub-Adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the Sub-Adviser identifies subsectors within the mortgage sector that offer the highest potential for return. The Sub-Adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the Sub-Adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the Sub-Adviser’s careful screening will it be added to the strategy’s portfolio.

The Sub-Adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The Sub-Adviser places no limits on the duration of the strategy’s investment portfolio. The term “opportunistic” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be invested when certain market conditions exist that offer potentially attractive risk adjusted returns.

Principal Risks

All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below is a summary of the principal risks of investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Fixed Income Risk. The Fund may invest, directly or indirectly through Underlying Funds, in fixed income securities, including high yield securities, also known as “junk bonds”. Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

●

Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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●

High Yield Securities/Junk Bond Risk. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The market for such securities may not be liquid at all times. In a relatively illiquid market, a Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

●

Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Any declines in interest rates could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

●

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Business development companies (“BDCs”) are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not

Prospectus | January 28, 2025	7

RiverNorth/DoubleLine Strategic Income Fund

generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, geopolitical events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Asset-Backed Securities Investment Risk. Asset-backed securities represent interests in pools of assets such as mortgages, commercial or consumer loans, or receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk. To the extent that the Fund invests in securities denominated in, or whose issuers receive revenue in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

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Defaulted Securities Risk. Defaulted securities carry with them the risk of the uncertainty of repayment and obligations of the distressed issuers.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, less publicly available information, less stringent investor protections, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Infrastructure Investment Risk. To the extent that the Fund invests in infrastructure-related securities, it will be exposed to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high

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RiverNorth/DoubleLine Strategic Income Fund

interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, and fixed income instruments and high yield securities. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Bank Loans Risk. The Fund may invest in bank loans and other senior debt instruments. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The loans in which the Fund may invest are subject to the risk of loss of principal and income. Although the Fund’s loan investments will generally be in the senior position of the borrower’s capital structure, the borrowers of loans in which the Fund invests are likely to be highly leveraged. A borrower’s leverage may adversely impact the Fund in a number of ways, such as creating a greater possibility of default or bankruptcy. While borrowers frequently provide collateral to secure repayment of loan obligations, they do not always do so. If a borrower does provide collateral, the value of the collateral may not completely cover its obligations at the time of a default. If a borrower files for bankruptcy protection from its creditors, the Fund’s rights to collateral may be limited by applicable law. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws.

Liquidity Risk. When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Management Risk. The risk that the Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or Sub-Adviser’s judgments will produce the desired results.

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Mortgage-Backed Securities Risk. Mortgage-backed securities have several risks, including:

●

Credit and Market Risks of Mortgage-Backed Securities: The mortgage loans or the guarantees underlying the mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

●

Prepayment Risk of Mortgage-Backed Securities: In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield.

●

Extension Risk of Mortgage-Backed Securities: In times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

●	Inverse Floater, Interest- and Principal-Only Securities Risk: These securities are extremely sensitive to changes in interest rates and prepayment rates.

●

Illiquidity of Mortgage Markets: The mortgage markets are currently facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards, which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Municipal Securities Risk. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

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RiverNorth/DoubleLine Strategic Income Fund

Rating Agency Risk. Ratings agencies such as S&P, Moody’s or other nationally recognized statistical rating organizations (“NRSROs”) provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security.

REIT Risk. The value of equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act.

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

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Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions cost and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the closed-end fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the closed-end fund shares.

U.S. Government Securities Risk. There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Additionally, fair valuation of the Fund’s investments involves subjective judgment, and the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance

The bar chart below shows how the Fund’s Class I Shares’ investment results have varied from year to year. The table below shows how the Class I and Class R Shares’ average annual total returns compare over time to those of a broad-based securities market index. This information provides

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RiverNorth/DoubleLine Strategic Income Fund

some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at RiverNorth.com or by calling 1.888.848-7569.

The Fund’s 2024 year-to-date total return through December 31, 2024 was 7.40%.

Highest/Lowest quarterly results for Class I Shares during this time period were:

Best Quarter:	Fourth Quarter 2023	7.26%
Worst Quarter:	First Quarter 2020	-7.61%

Average Annual Total Returns (as of December 31, 2024)

	1 Year	5 Year	10 Year	Since Inception
RiverNorth/DoubleLine Strategic Income Fund – Class I
Return Before Taxes	7.40%	2.36%	3.45%	4.74%
Return After Taxes on Distributions	4.66%	0.07%	1.18%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares*	4.34%	0.80%	1.62%	2.66%
RiverNorth/DoubleLine Strategic Income Fund – Class R**
Return Before Taxes**	7.13%	2.10%	3.18%	4.49%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	0.33%	1.35%	2.10%

*	In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund Shares at the end of the measurement period.

**	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Class I shares only and will differ for Class R shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The Bloomberg U.S. Aggregate Bond Index (“Bloomberg Index”) measures the performance of investment-grade fixed-rate debt obligations of U.S. and foreign corporations that are taxable, dollar-denominated, non-convertible, publicly traded, and with maturities of at least 1 year. The Bloomberg Index assumes reinvestment of all distributions.

Portfolio Management

Investment Adviser – RiverNorth Capital Management, LLC
Investment Sub-Adviser – DoubleLine Capital LP

Portfolio Managers

●	Patrick W. Galley, CFA®, Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2010.
●	Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC. Co-Portfolio Manager of the Fund since its inception in 2010.
●	Jeffrey E. Gundlach, Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP. Co-Portfolio Manager of the Fund since its inception in 2010.

Buying and Selling Fund Shares

To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application. To obtain an Account Application, call 1-888-848-7569 or download one from RiverNorth.com.

Minimum Initial Investment for Class R Shares

$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Initial Investment for Class I Shares

$100,000 for all accounts

Minimum Subsequent Investment for both Class R and Class I Shares

$100 for all accounts

To Place Orders

By Mail:
RiverNorth Funds
P.O. Box 219427
Kansas City, MO 64121-9427

Overnight Mail:
Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

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RiverNorth/DoubleLine Strategic Income Fund

By Phone:
1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange (“NYSE”) is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, long-term capital gains, qualified dividend income, section 199A dividends (from investments in REITs through 2025) or a combination of the above, unless you are investing through a tax-exempt or tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. Distributions from a tax-exempt or tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective

The Fund’s investment objective is current income and overall total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

The Fund’s Principal Strategies

The Adviser, after consultation with the Sub-Adviser, allocates the Fund’s assets among three principal strategies: Tactical Closed-end Fund Income strategy, Core Fixed Income strategy, and Opportunistic Income strategy. The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and total return. The Adviser determines which portion of the Fund’s assets gets allocated to each strategy based on market conditions, although there is no set minimum for any strategy. Therefore, the amount allocated to any individual strategy may be between 0% and 100%. However, the Adviser anticipates that it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time. The Adviser manages the Tactical Closed-end Fund Income strategy. The Sub-Adviser manages the Core Fixed Income and Opportunistic Income strategies.

The Adviser’s and Sub-Adviser’s security selection process is described below. The Adviser or Sub-Adviser may liquidate positions in order to implement a change in the Adviser’s overall asset allocation or to generate cash to invest in more attractive opportunities. This may result in a larger portion of any net gains in the Fund being realized as short-term capital gains. In addition, the Adviser, or Sub-Adviser may sell a security if there is a negative change in the fundamental or qualitative characteristics of the issuer or when its price approaches, meets or exceeds the target price established by the Adviser or Sub-Adviser, as applicable.

Tactical Closed-end Fund Income Strategy

In implementing the Fund’s Tactical Closed-end Fund Income Strategy, the Adviser allocates that portion of the Fund’s investments among Underlying Funds that invest primarily in income producing securities. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The Adviser may also allocate the Fund’s assets among cash and short term investments. The term “tactical” is used to indicate that the portion of the Fund’s assets allocated to this strategy will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, in particular, the Adviser will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from discount and premium spreads associated with closed-end funds. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s screening models and computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. If the Fund invests in affiliated closed-end funds, the Fund will only do so in accordance with the provisions of the 1940 Act. The Adviser may also be required to waive certain fees in the event the Fund invests in affiliated funds.

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RiverNorth/DoubleLine Strategic Income Fund

The Underlying Funds in which the Adviser invests generally focus on a broad range of fixed income strategies or sectors. The Underlying Funds may also invest in convertible securities, preferred securities, high yield securities, dividend strategies, covered call option strategies, real estate, energy, utility and other income-oriented strategies. Fixed income securities include ETNs, which are debt securities whose returns are linked to a particular index. Fixed income securities may also include structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. The Fund may invest in Underlying Funds that invest in securities rated below Baa3 by Moody’s (commonly referred to as “junk bonds”) or that are in default. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk.

The Adviser may invest the Tactical Closed-end Fund Income assets, without limitation, in interest rate, index, total return and currency swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to gain, limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Adviser may use the Fund’s own NAV or the return of other closed-end funds as the reference asset in a total return swap. The Adviser utilizes a total return swap using the Fund’s return as the reference asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

Core Fixed Income Strategy

In implementing the Fund’s Core Fixed Income strategy, the Sub-Adviser allocates that portion of the Fund’s investments to a variety of fixed income instruments. These include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; global developed credit (such as corporate obligations and foreign hybrid securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the strategy’s assets that may be allocated to any of the above-listed securities. The term “core” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be the Fund’s principal fixed income holdings under normal circumstances.

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The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own NAV or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the Adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the Adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

The Sub-Adviser may invest a portion of the assets allocated to the Core Fixed Income strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging markets countries.

The Sub-Adviser uses a controlled risk approach which includes consideration of:

●	security selection within a given sector;
●	relative performance of the various market sectors;
●	the shape of the yield curve; and
●	fluctuations in the overall level of interest rates.

The Sub-Adviser also utilizes active asset allocation in managing the strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the strategy’s exposure to interest rate risk. The Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

The Sub-Adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

Opportunistic Income Strategy

In implementing the Fund’s Opportunistic Income strategy, the Sub-Adviser allocates the portion of the Fund’s investments to fixed income instruments and other investments including asset-backed securities; corporate bonds, including high-yield junk bonds; municipal bonds; and REITs. The strategy’s investments may include substantial investments in mortgage-backed securities, including RMBS. The Sub-Adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis generally includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general

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RiverNorth/DoubleLine Strategic Income Fund

analysis of the markets. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the Sub-Adviser identifies subsectors within the mortgage sector that offer the highest potential for return. The Sub-Adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the Sub-Adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the Sub-Adviser’s careful screening will it be added to the strategy’s portfolio.

The Sub-Adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The Sub-Adviser places no limits on the duration of the strategy’s investment portfolio. The term “opportunistic” is used to indicate that the portion of the Fund’s assets allocated to this strategy will be invested when there exists certain market conditions that offer potentially attractive risk adjusted returns.

The Fund’s Principal Investment Risks

The following provides additional information about the principal risks of investing in the Fund. More information about the Fund’s risks is included in the Statement of Additional Information (“SAI”).

Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. government agency or instrumentality in which the Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. Fixed income risks include components of the following additional risks:

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Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

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High Yield Securities/Junk Bond Risk. The Fund and Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

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Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Any declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

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Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total

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return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

Asset-Backed Securities Risk. Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Borrowing Risk. The Fund will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly

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over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Defaulted Securities Risk. Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging markets countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, market manipulation, limited access to capital, the significantly smaller market capitalizations of emerging market issuers and risks related to foreign investment structures. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited. Risks arising from differences in regulatory, accounting, auditing, and recordkeeping standards could impede the Adviser’s ability to evaluate companies or impact the Fund’s performance. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition to the Foreign Investing Risks discussed below, countries with emerging markets may have relatively unstable governments, social, financial and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. These limitations may affect the Fund’s ability to meet its investment objective.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. In times of

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market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment; however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in sponsored or unsponsored American Depositary Receipts (“ADRs”) and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, less stringent investor protections and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing

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contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Infrastructure Investment Risk. Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. Companies operating in the infrastructure industry also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to three different strategies, investing in closed-end funds, and fixed income instruments and high yield securities. This may cause the Fund to underperform funds that do not limit their investments to these three strategies during periods when these strategies underperform other types of investments.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, RiverNorth Funds has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments in exceeded, other than by a change in market values, the condition will be reported to the Board of Trustees and, when required by the Liquidity Rule, to the SEC.

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When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these investments may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic investments. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

Loan Risk. The Fund or an Underlying Fund’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), may limit a fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) a fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws.

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Management Risk. The risk that the Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s and Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

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Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. The Fund may also purchase securities that are not guaranteed. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance that a mortgage carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called “sub-prime” mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate

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mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans.

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Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security that represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

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Illiquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

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Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and are not guaranteed by any government

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agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third-party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

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Illiquidity of Mortgage Markets. The illiquidity of mortgage-backed securities varies by type of security; at times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

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Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Municipal Securities Risk. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

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Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Rating Agency Risk. Ratings agencies such as S&P, Moody’s or other NRSROs provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and a NRSRO’s decision to downgrade a security.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within

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a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

Underlying Fund Risk. The Fund will invest in Underlying Funds such as other investment companies, ETFs and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, including advisory fees, in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds

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RiverNorth/DoubleLine Strategic Income Fund

will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares.

In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares. The Fund will invest in closed-end funds that pay periodic dividends to shareholders, some of which may be classified as return of capital distributions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses, but they also may indirectly bear similar expenses of the underlying investment companies.

U.S. Government Obligations. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as Federal National Mortgage Corporation (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

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Certain U.S. government securities that the Fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship—a statutory process with the objective of returning the entities to normal business operations—by the Federal Housing Finance Agency since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Additional Information About Non-Principal Risks of the Fund

The following provides additional information about the non-principal risks of investing in the Fund. More information about the Fund’s risks is included in the SAI.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks

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are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Adviser or Sub-Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparties or legality or enforceability of a contract.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option

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bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.

In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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RiverNorth/DoubleLine Strategic Income Fund

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

LIBOR Transition. Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

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Swap Risk. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The Adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for a total return swap is $90 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

Unrated Security Risk. Unrated securities determined by the Sub-Adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

Other Information About the Fund

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any material changes. Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the SAI.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Opening an Account

The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to U.S. citizens.

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If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would not like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Fund’s transfer agent verify your identity.

Purchasing Shares

You may buy shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributable to that class, subtracting its liabilities, and then dividing by the total number of shares of that class outstanding, rounded to the nearest cent.

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If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders

By Mail:
RiverNorth Funds
P.O. Box 219427
Kansas City, MO 64121-9427

Overnight Mail:
Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

●	Fund name and account number;
●	Account name(s) and address;
●	The dollar amount or number of shares you wish to purchase.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of purchase orders does not constitute receipt by the Fund.

The Fund may limit the amount of purchases and refuse to sell to any person.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund that is charged by the IRA custodian on a per-account basis.

Method of Payment. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. You must provide a signed application to ALPS Fund Services, Inc., at the above address in

Prospectus | January 28, 2025	39

RiverNorth/DoubleLine Strategic Income Fund

order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Fund at 1-888-848-7569. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV. The Fund or the Adviser may, each in their sole discretion, determine to periodically activate or deactivate this purchase in kind option.

Minimum Investments

The minimum initial investment for Class R Shares is $5,000. For an IRA account, the minimum initial investment for Class R Shares is $1,000. The minimum initial investment for Class I Shares is $100,000. The minimum subsequent investment for all share classes and all accounts is $100. You are required to maintain a minimum account balance equal to $5,000 for Class R Shares and $25,000 for Class I shares and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum investment amount due to redemptions. For more information, please read “Additional Redemption Information.” If you are a Class R shareholder and you meet the investment minimums for Class I Shares, you may be eligible to convert your shares, typically on a tax-free basis. Contact the Fund’s transfer agent or your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

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RiverNorth Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may indirectly invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares

You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV of the particular class. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

●	Include the Fund name and account number;
●	Include the account name(s) and address;
●	State the dollar amount or number of shares you wish to redeem; and
●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the RiverNorth Funds’ post office box, of redemption requests does not constitute receipt by the Fund.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion

Prospectus | January 28, 2025	41

RiverNorth/DoubleLine Strategic Income Fund

stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redeeming By Mail

You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail:
RiverNorth Funds
P.O. Box 219427
Kansas City, MO 64121-9427

Overnight Mail:
Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

Telephone Redemptions

You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569. You must first complete the Telephone & Online Privileges section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV of the particular class to which the redemption proceeds relate. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days’ written notice if the value of your Class R Shares of the Fund is less than $5,000, or your Class I Shares of the Fund is less than $25,000, due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Class R Shares that allows the Fund to pay distribution fees for the sale and distribution of its Class R Shares and allows the Fund to pay for distribution-related activities and/or shareholder services provided to shareholders. Shareholders of Class R Shares of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The price of the Fund’s Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Fund’s assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the Fund’s valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume

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RiverNorth/DoubleLine Strategic Income Fund

before the Fund calculates its NAV, the Adviser, as the Fund’s valuation designee, may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends monthly and capital gains annually. The Fund expects that distributions will consist primarily of ordinary income and short-term capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail:
RiverNorth Funds
P.O. Box 219427
Kansas City, MO 64121-9427

Overnight Mail:
Please call Investor Services at 1-888-848-7569 for the overnight mailing address.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Your outstanding checks may be canceled and proceeds reinvested, and your distribution options will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;
●	Dividends and capital gain distribution are not cashed within 180 days; or
●	Bank account of record is no longer valid.

Interest will not accrue on uncashed distribution checks.

Taxes

The following summarizes certain federal income tax considerations of investing in the Fund. The discussion is based on current law which is subject to change, even retroactively. The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents. The Fund qualifies

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as a regulated investment company under the Code and intends to maintain its status as such. Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders. Distributions of the Funds income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income, section 199A dividends, or a combination of the above. Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%. In addition, if the Fund invests in REITs, or Underlying Funds that invest in REITS or real estate, a portion of Fund income distributed to you may be gain from unrecaptured depreciation, taxed at a 25% rate. To the extent that the Fund designates dividends it pays to you as “section 199A dividends” from REITs, such shareholder may be eligible for a 20% deduction with respect to such dividends through 2025. Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year. Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes. The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares. The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012. The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise. You should consult your tax adviser with respect to any basis, holding period, or other adjustments that may be required. In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution even though economically it represents a return of a portion of your investment.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made for the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-exempt or tax-deferred accounts or other non-taxable entities such as 401(k) plans, individual retirement accounts and 529 plans. Distributions from tax-exempt or tax-deferred accounts may be taxable. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital is the Fund’s investment adviser and manages the Tactical Closed-end Fund Income strategy of the Fund and oversees the management of all of the Fund’s strategies. Founded in 2000, RiverNorth Capital is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. RiverNorth Capital is registered with the SEC and manages, as of December 31, 2024, approximately $5.004 billion in registered funds, private funds and separately managed accounts.

DoubleLine is the Fund’s investment sub-adviser and manages the Core Fixed Income and Opportunistic Income strategies of the Fund. Founded in 2009, DoubleLine Capital is located at 2002 N. Tampa Street, Suite 200, Tampa, FL 33602. DoubleLine Capital is registered with the SEC and as of December 31, 2024 managed approximately $91.851 billion for individuals and institutions, including other mutual funds.

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RiverNorth/DoubleLine Strategic Income Fund

Under a management agreement between the Fund and RiverNorth Capital (the “Management Agreement”), the Fund pays the Adviser a management fee equal to 0.75% of the Fund’s average annual daily net assets. Under the terms of a sub-advisory agreement between RiverNorth Capital and DoubleLine (the “Sub-Advisory Agreement”), RiverNorth Capital (not the Fund) pays DoubleLine its sub-advisory fee. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses in an amount equal to the sum of any acquired fund fees and expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in acquired funds managed by RiverNorth Capital or an investment adviser controlling, controlled by, or under common control with RiverNorth Capital until at least January 31, 2026. This contractual agreement will continue automatically for successive annual periods unless terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

For the fiscal year ended September 30, 2024, the Fund paid RiverNorth Capital an aggregate management fee equal to 0.75% of the Fund’s average annual daily net assets, net of fee waivers and expense reimbursements. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital and the Sub-Advisory Agreement between RiverNorth Capital and DoubleLine is available in the Fund’s semi-annual reports to shareholders for the period ended March 31 of each year.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Portfolio Managers

Patrick W. Galley, CFA® is the Fund’s co-portfolio manager. Mr. Galley is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager for RiverNorth Capital. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth Capital’s research and investment team and oversees all portfolio management activities at the firm. Prior to joining RiverNorth Capital, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA® is the Fund’s co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth Capital, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA®) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Jeffrey E. Gundlach is the Fund’s co-portfolio manager. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of the Sub-Adviser since its inception in 2010. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

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The Fund’s SAI provides information about the compensation received by Mr. Galley, Mr. O’Neill and Mr. Gundlach, other accounts that they manage and their ownership of Fund shares.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses, financial reports and other notices to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund. In addition, you may periodically receive proxy statements and other reports.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report contained in the Fund’s Form N-CSR, filed with the SEC on December 6, 2024, which is available upon request.

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RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/DoubleLine Strategic Income Fund – Class I

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$8.23	$8.51	$10.52	$10.20	$10.33
Income/(loss) from investment operations:
Net investment income(a)	0.39	0.44	0.21	0.38	0.45
Net realized and unrealized gain/(loss) on investments	0.96	(0.14)	(1.64)	0.38	(0.10)
Total income/(loss) from investment operations	1.35	0.30	(1.43)	0.76	0.35
Less distributions:
From net investment income	(0.37)	(0.06)	(0.58)	(0.44)	(0.46)
From tax return of capital	(0.16)	(0.52)	—	—	(0.02)
Total distributions	(0.53)	(0.58)	(0.58)	(0.44)	(0.48)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/(decrease) in net asset value	0.82	(0.28)	(2.01)	0.32	(0.13)
Net asset value - end of period	$9.05	$8.23	$8.51	$10.52	$10.20
Total Return(b)	16.82%	3.50%	(14.04%)	7.52%	3.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,223,115	$1,166,687	$1,267,978	$1,894,398	$1,686,872
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A

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	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.95%	0.91%	0.88%	0.87%	0.87%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.94%	0.90%	0.87%	0.86%	0.87%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	4.44%	5.18%	2.10%	3.66%	4.42%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	4.45%	5.18%	2.10%	3.66%	4.42%
Portfolio turnover rate	84%	68%	104%	100%	81%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

Prospectus | January 28, 2025	49

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/DoubleLine Strategic Income Fund – Class R

For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value - beginning of period	$8.25	$8.53	$10.54	$10.22	$10.35
Income/(loss) from investment operations:
Net investment income(a)	0.36	0.38	0.17	0.36	0.43
Net realized and unrealized gain/(loss) on investments	0.97	(0.10)	(1.63)	0.37	(0.10)
Total income/(loss) from investment operations	1.33	0.28	(1.46)	0.73	0.33
Less distributions:
From net investment income	(0.36)	(0.06)	(0.55)	(0.41)	(0.44)
From tax return of capital	(0.15)	(0.50)	—	—	(0.02)
Total distributions	(0.51)	(0.56)	(0.55)	(0.41)	(0.46)
Paid-in capital from redemption fees(a)	—	—	—	—	—
Net increase/(decrease) in net asset value	0.82	(0.28)	(2.01)	0.32	(0.13)
Net asset value - end of period	$9.07	$8.25	$8.53	$10.54	$10.22
Total Return(b)	16.50%	3.24%	(14.23%)	7.23%	3.24%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$56,879	$58,961	$70,390	$140,863	$129,355
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	N/A	N/A	N/A	N/A	N/A

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	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.20%	1.17%	1.13%	1.12%	1.12%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.19%	1.15%	1.12%	1.11%	1.12%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(c)	4.14%	4.47%	1.67%	3.41%	4.18%
Ratio of net investment income to average net assets including fee waivers and reimbursements(c)	4.16%	4.47%	1.67%	3.42%	4.18%
Portfolio turnover rate	84%	68%	104%	100%	81%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

Prospectus | January 28, 2025	51

Privacy Policy

The policies and procedures detailed below (“Privacy Policy”) establish the guidelines concerning how RiverNorth Capital Management, LLC and its affiliates1 (referred to herein collectively as “RiverNorth”) gathers and uses information about you. Please review the Privacy Policy carefully.

Financial companies such a RiverNorth choose how they share your personal information. This Privacy Policy provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, your information plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, RiverNorth does not sell its customers’ non-public personal information to any third parties. RiverNorth uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by RiverNorth.

RiverNorth may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you may give us orally;
●	Information about your transactions with us or others;
●	Information you submit to us in correspondence, including emails or other electronic communications; and
●	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

RiverNorth does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

It may be necessary for RiverNorth to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts. RiverNorth exercises great care in making sure those entities have safeguards to protect your information and that they do not use your information for other purposes.

RiverNorth will release any of the non-public information listed above about a customer if directed to do so by that customer or if RiverNorth is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

[1]

This Privacy Policy covers direct clients of RiverNorth Capital Management, LLC and the following funds managed or advised by RiverNorth Capital Management, LLC: RiverNorth Funds, RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, RiverNorth Institutional Partners Offshore, Ltd., RiverNorth SPAC Arbitrage Fund, L.P., RiverNorth Select Partners, L.P., RiverNorth Opportunities Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund. Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Managed Duration Municipal Income Fund II, Inc.

52	(888) 848-7569 | www.rivernorth.com

In order to alert a customer to other financial products and services offered by RiverNorth or an affiliate, RiverNorth may share information with an affiliate, including companies using the RiverNorth name or logo. Such products and services may include, for example, other investment products managed by or affiliated with RiverNorth. If you prefer that we not contact you for this purpose or not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1-800-646-0148, emailing us at info@rivernorth.com or mailing us at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, RiverNorth will notify customers of RiverNorth’s Privacy Policy annually. RiverNorth reserves the right to modify this policy at any time, but in the event that there is a change, RiverNorth will promptly inform its customers of that change.

Prospectus | January 28, 2025	53

RiverNorth/DoubleLine Strategic Income Fund

RIVERNORTH FUNDS
RIVERNORTH/DOUBLELINE STRATEGIC INCOME FUND

Board of Trustees

Patrick W. Galley, CFA®, Chairman
John K. Carter
David M. Swanson
J. Wayne Hutchens
Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Investment Sub-Adviser

DoubleLine Capital LP

Transfer and Dividend Disbursing Agent and Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Legal Counsel

Faegre Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Custodian

State Street Bank and Trust, Co.

54	(888) 848-7569 | www.rivernorth.com

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For More Information

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 or visit rivernorth.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund, and to make shareholder inquiries.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21934

RiverNorth Funds

RiverNorth/Oaktree High Income Fund

Class I Ticker Symbol: RNHIX

Class R Ticker Symbol: RNOTX

Statement Of Additional Information

January 28, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the RiverNorth/Oaktree High Income Fund dated January 28, 2025 (the “Prospectus”). The Fund’s Annual Report to shareholders dated September 30, 2024 has been incorporated by reference into this SAI. A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., PO Box 219427, Kansas City, MO 74121-9427, or by calling 1-888-848-7569. The Fund’s Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

RiverNorth/Oaktree High Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”). The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are three series currently authorized by the Board of Trustees. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is Oaktree Fund Advisors, LLC (the “Sub-Adviser” or “Oaktree”). Effective August 10, 2021, as part of an internal corporate reorganization, Oaktree Capital Management, L.P. (“Oaktree Capital”), the Fund’s previous sub-adviser, transferred its sub-advisory agreement with the Fund to Oaktree.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus. These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests. Additional non-principal strategies and risks also are discussed here.

1

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government-related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB by S&P Global Ratings (“S&P”). The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities are subject to the risk of default on the underlying asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. In addition, the liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

2

Bank Loans

The Fund may invest in bank loans and other senior debt instruments. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”). The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although the Fund’s Loan investments will generally be in the senior position of the borrower’s capital structure, the borrowers of Loans in which the Fund invests are likely to be highly leveraged. A borrower’s leverage may adversely impact the Fund in a number of ways, such as creating a greater possibility of default or bankruptcy. While borrowers frequently provide collateral to secure repayment of Loan obligations, they do not always do so. If a borrower does provide collateral, the value of the collateral may not completely cover its obligations at the time of a default. If a borrower files for bankruptcy protection from its creditors, the Fund’s rights to collateral may be limited by applicable law. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Fund may invest in Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Fund considers these investments to be investments in debt securities for purposes of its investment policies. References in this SAI to investments by the Fund in securities will be deemed to include investments in Loans unless the context otherwise requires.

Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to neither the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrowers on the Loans. The Fund may enter into Participations and Assignments on a forward commitment or on a “when-issued” basis, whereby the Fund would agree to purchase a Participation or Assignment at set terms in the future.

The Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and the Fund may only be able to sell such instruments to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific adverse event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for such instruments. To the extent that liquid Assignments and Participations that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid investments would increase. In addition, when compared to the purchase of securities like high yield bonds, which typically settle within three business days after the initial trade date, the settlement process for the purchase of bank loans can take several additional days and, in certain instances, several weeks. Having a trade outstanding between counterparties for a longer period may increase the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

3

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed.

Most of the Loans purchased by the Fund will pay interest equal to a base lending rate plus a specified margin. These base lending rates were historically based on the London Interbank Offered Rate (“LIBOR”)The discontinuation of the majority of LIBOR rates could adversely impact the Fund’s investments in Loans.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the requirements of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

4

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Company Securities” below for additional information.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission generally between 4% and 6% of the initial public offering price (for many initial public offerings since 2018, this commission has been paid by the closed-end fund’s sponsor). Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

5

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Please see “Investment Company Securities” below for additional information.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Such investments are generally unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper (See also “Asset-Backed Securities and Collateralized Debt Obligations” above).

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

6

Commodities

The Fund may invest indirectly (usually through exchange-traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

Convertible Securities

Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser and Oaktree consider corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, are determined by the Adviser or Oaktree to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate debt, including bonds and loans. Secured debt is backed by collateral and unsecured debt is not. Therefore unsecured debt may have a lower recovery value than secured debt in the event of a default by its issuer. The Adviser or Oaktree may incorrectly analyze the risks inherent in corporate debt, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

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Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Additionally, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., the Securities and Exchange Commission ("SEC") and the U.S. Department of Justice) to bring actions against bad actors may be limited.

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Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Oaktree believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to its NAV. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. Actively-managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Please see “Investment Company Securities” below for additional information.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

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The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

Foreign Custody

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

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The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If the Fund owns Treasury bonds and the Adviser or Oaktree expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the Adviser or Oaktree expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s or Oaktree’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures markets that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and
●	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian. Please see “Restrictions on the Use of Derivatives and Other Transactions” for additional information regarding the Fund’s use of derivatives.

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Regulation as a Commodity Pool Operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s commodity pool operator registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s or an Underlying Fund’s investments in lower rated securities.

High yield investments may include the following:

Fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Pay-in-kind bonds may be considered riskier than other types of high yield bonds. If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

In addition to the securities described above, in connection with the reorganization or restructuring of an issuer, the issuer may issue common stock or other securities to holders of its debt securities. As a result, the Fund or an Underlying Fund may hold such common stock and other securities even if it does not invest in such securities.

Hybrid Securities

The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

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A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined by Rule 22e-4 under the 1940 Act is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Board, the Adviser or Oaktree may determine that particular Rule 144A securities, loans and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Oaktree will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Oaktree will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Oaktree determines that it is of equivalent quality.

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Rule 144A securities, loans and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Oaktree to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objective. Indexed securities are securities whose value varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, the Underlying Funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, the Underlying Funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, the Underlying Funds, and issuers in which they invest.

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Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

Leverage Risk

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk and the possibility of fluctuation in the Fund’s NAV. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

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Market Disruption, Geopolitical, Pandemic and Climate Change Risks

Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

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The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac). Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

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Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, a newly created CMO issuer seeking to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”) must elect to be so treated for its first taxable year.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

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The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

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Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

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The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. While the initial effects of the issuances of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

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Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Fund nor its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

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Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s or Oaktree’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked-to-market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked-to-market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

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Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. Preferred stocks frequently lack the voting rights associated with common stocks. The Adviser or Oaktree may incorrectly analyze a preferred security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;
●	infrequent or limited trading; and
●	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Oaktree to be creditworthy. The Adviser or Oaktree monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Restrictions on the Use of Derivatives and Other Transactions

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments.

Subject to certain conditions, “limited derivatives users” (as defined in Rule 18f-4), are not be subject to the full requirements of Rule 18f-4. The Fund currently operates as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, the Fund has adopted written policies and procedures designed to manage its derivatives risks, and the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Should the Fund no longer intend to qualify as a limited derivatives user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Fund.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

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The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Oaktree.

In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short less (ii) any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked-to-market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

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The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives, including short sales.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities or an index. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed-income risks including income risk, credit risk and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer,” the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives.

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Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own NAV as the underlying asset in a total return swap. The Adviser or Oaktree may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

The CFTC has adopted rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. Additionally, since January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

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The Fund’s investments in U.S. government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff, including Investment Company Act Release No. 10666 (April 18, 1979).

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3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, bank loans or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

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2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is one of three series in the Trust and there are eight additional portfolios in the “Fund Complex”. The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President and Principal Executive Officer of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position as Chief Executive Officer and Chief Investment Officer of the Adviser. The Board of Trustees is comprised of Mr. Galley, one additional interested Trustee and three Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust has designated Mr. John K. Carter as lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. As lead Independent Trustee, Mr. Carter chairs the executive sessions of the Independent Trustees of the Trust and reports the results of executive sessions and meetings of the Independent Trustees to the full Board. Mr. Carter also serves as a point of contact between the Independent Trustees and the Adviser between the Board’s regular quarterly meetings. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.

The Trust has an Audit Committee with Mr. J. Wayne Hutchens, an Independent Trustee, acting as its Chair. The Trust also has a Nominating and Governance Committee with Mr. David M. Swanson, an Independent Trustee, acting as its Chair. The Trust does not have a Qualified Legal Compliance Committee (QLCC). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications. Generally, the Trust has concluded that each Trustee and advisory Board member is competent to serve because of his individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. He is also the President of the Fund and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Mr. John K. Carter was elected as a Trustee in January 2013. Mr. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust, particularly when dealing with complex legal issues.

Mr. J. Wayne Hutchens was appointed as an advisory board member in November 2020 and was elected as a Trustee in 2021. Mr. Hutchens was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee based on his business and financial services experience.

Mr. David M. Swanson was elected as a Trustee in November 2018. Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 40 years of senior management and marketing experience, with over 35 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd., and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. The Board believes Mr. Swanson’s business, financial services and investment management experience adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

Mr. Jerry Raio has served as a Trustee since 2022. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves as an advisory board member on each of the Boards for FLX Distribution; Qudos Technologies; Quantify Crypto; and ETF Action. He was selected to serve as a Trustee of the Fund based on his business, financial services and investment management experience.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter (1961)	Trustee; Lead Independent Trustee	Indefinite/ January 2013 to present	Founder, Special Counsel, Law Office of Osprey Law Firm P.A.(formerly known as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present)
J. Wayne Hutchens (1944)	Trustee	Indefinite/ September 2021 to present	Currently retired; Treasurer of University of Colorado Boulder Economic Corporation, a nonprofit subsidiary of the University of Colorado Boulder (May 2019 to present); Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
David M. Swanson (1957)	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Trustee is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Opportunity Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested, Trustee, President, Principal Executive Officer	Indefinite/July 2006 to present	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio[4] (1964)	Interested Trustee	Indefinite/November 2022 to present	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite/February 2009 to present	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

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[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Opportunity Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Trustee as defined in the 1940 Act because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo Securities, LLC, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

Board Committees.

Audit Committee. The Trust has an audit committee that consists of all of the Independent Trustees. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Audit Committee met three times.

Nominating Committee. The Trust has a nominating and governance committee that consists of all of the Independent Trustees. The nominating committee is responsible for, among other things: (i) the selection and recommendation of candidates for election or appointment as Independent Trustees of the Trust; (ii) presenting recommendations to the Board to fill vacancies or to nominate trustees for the election by shareholders; (iii) periodically reviewing the composition of the Board; and (iv) monitoring the performance of legal counsel employed by the Trust and the Independent Trustees. None of the nominating committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Nominating Committee met one time.

Trustee Ownership. As of December 31, 2024, the Trustees beneficially owned the following amounts in the Fund and the Fund Complex:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Fund Complex[1]
John K. Carter	None	$50,001 - $100,000
J. Wayne Hutchens	None	$100,001 - $500,000
David M. Swanson	None	$100,001 - $500,000
Jerry R. Raio	None	$50,001 - $100,000
Patrick W. Galley	None	Over $500,000

[1]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Opportunity Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc..

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Trustee and Officer Compensation. The Trust pays no salaries or compensation to any interested Trustee employed by the Adviser. Effective January 1, 2024, each Trustee who is not an interested Trustee employed by the Adviser receives a fee of $28,000 per year plus $2,000 per meeting and $1,500 per special meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $1,111 annually, the Chair of the Nominating and Governance Committee receives $667 annually and the Lead Independent Trustee receives $1,333 annually. The Trust also reimburses the Trustees and officers for travel and other expenses relating to attendance at Board meetings.

The Trust’s officers receive no compensation directly from the Trust for performing the duties of their offices. Mr. Collins serves as the Trust’s Chief Compliance Officer and provides compliance services to the Trust. Mr. Collins is also an employee and the Chief Compliance Officer of the Adviser. Mr. Collins receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Fund, inclusive of a portion of the Chief Compliance Officer’s compensation.

The following table shows compensation from the Fund and the Fund Complex1 for the fiscal year ended September 30, 2024. Patrick W. Galley is an interested person of each fund in the Fund Complex, and is employed by the Adviser, and has not received any compensation from any fund in the Fund Complex.

Name	Position	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex[1]
Patrick W. Galley	Interested Trustee	$0	$0
John K. Carter	Independent Trustee	$1,565.57	$243,122.75
J. Wayne Hutchens	Independent Trustee	$1,566.36	$239,749.25
David M. Swanson	Independent Trustee	$1,529.25	$236,062.50
Jerry R. Raio	Interested Trustee	$1,522.37	$231,125.00

[1]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Opportunity Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Managed Duration Municipal Income Fund II, Inc.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser and Oaktree have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser and Oaktree are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares. Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights. The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

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DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund’s Class R shares. The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s distributor (the “Distributor”), for certain distribution and promotion expenses related to marketing Class R shares of the Fund. The amount payable annually by the Fund is 0.25% of the average daily net assets for Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Class R shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Class R shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class R shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Class R shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of Class R shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding Class R shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding Class R shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

For the fiscal year ended September 30, 2024, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$9,472	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$9,472	N/A

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2024, the following persons were the owners of more than 5% of the outstanding shares of the Fund’s classes:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	89.26%	Beneficial
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	8.77%	Beneficial
Class I Shares
RIVERNORTH DOUBLE LINE STRAT INCOME 360 S ROSEMARY AVE STE 1420 WEST PALM BEACH, FL 33401	71.64%	Beneficial
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	22.90%	Beneficial

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2024, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund. RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC. RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co. Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each may be deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund. Effective January 28, 2025 through January 31, 2026, the Adviser has contractually agreed to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding sales loads, brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, to 1.35% of the average daily net assets for the Class I shares and 1.60% of the average daily net assets for the Class R shares for that period. The Adviser may recoup any waived or reimbursed amounts from the Fund provided that the recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the applicable expense limitation in effect at the time of the waiver, and (ii) the applicable expense limitation in effect at the time of recapture.

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For the fiscal year ended September 30, 2024, there were fee deferrals or reimbursements for Class R Shares of $11,927 expiring on September 30, 2025, $8,271 expiring on September 30, 2026 and $11,201 expiring on September 30, 2027; there were fee deferrals or reimbursements for Class I Shares of $111,424 expiring on September 30, 2025, $109,573 expiring on September 30, 2026 and $147,345 expiring on September 30, 2027.

The Agreement will continue on a year-to-year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Previously Deferred Fees Recovered	Net Advisory Fees Paid
September 30, 2022*	$453,362	$(123,351)	$0	$330,011
September 30, 2023**	$540,072	$(117,844)	$0	$422,228
September 30, 2024***	$541,416	$(158,546)	$0	$382,870

*	As of the year ended September 30, 2022, the Fund had recoupment balances of $111,424 in Class I and $11,927 in Class R.
**	As of the year ended September 30, 2023, the Fund had recoupment balances of $109,573 in Class I and $8,271 in Class R.
***	As of the year ended September 30, 2024, the Fund had recoupment balances of $147,345 in Class I and $11,201 in Class R.

Sub-Adviser

The Trustees have approved the Adviser’s selection of Oaktree Fund Advisors, LLC, as the investment sub-adviser to the Fund. Effective August 10, 2021, as part of an internal corporate reorganization, Oaktree Capital, the Fund’s previous sub-adviser, transferred its sub-advisory agreement with the Fund to Oaktree. Oaktree is located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Oaktree was founded in April 1995 and is a leading global investment management firm focused on alternative markets. On September 30, 2019, Brookfield Asset Management Inc. completed its acquisition of a majority economic interest in Oaktree’s business.

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Under the terms of the sub-advisory agreement, Oaktree, subject to the supervision of the Adviser and the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies with respect to that portion of the Fund’s assets allocated to Oaktree. As compensation for its sub-advisory services, the Adviser, and not the Fund, is obligated to pay Oaktree a fee equal to 0.50% of the average daily gross assets of the Fund allocated to Oaktree.

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. Galley was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	15	$4.07 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

Mr. O’Neill is another co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. O’Neill was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	13	$4.065 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

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As of September 30, 2024, the co-portfolio managers of Oaktree were responsible for the management of the following other types of accounts (in addition to the Fund):

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sheldon Stone	-	-	5	$1,359	47	$15,580
David Rosenberg	-	-	5	$1,359	47	$15,580
Anthony Shackleton	-	-	3	$864	5	$779
Ronnie Kaplan	-	-	5	$380	22	$7,349
Alap Shah	-	-	4	$1,359	47	$15,580
Madelaine Jones	-	-	6	$1,264	19	$6,298

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed accounts.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time, investment ideas and available investment opportunities across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, in which case the portfolio manager could favor one account over another. Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account. Both the Adviser and Oaktree manage potential conflicts between funds and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser or Oaktree determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The Adviser or Oaktree may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for other funds or accounts managed by the Adviser or Oaktree may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, which information they could use to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may also arise where the Adviser or Oaktree has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s, Adviser’s or Oaktree’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation may be indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

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The Adviser, Oaktree and the Fund have each adopted a code of ethics that, among other things, permits personal trading under conditions where it has been determined that such trading would not reasonably be expected to adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, Oaktree and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address the types of conflicts described above. However, there is no guarantee that such procedures will detect every situation in which a conflict arises.

Compensation - RiverNorth Capital Management, LLC

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers’ base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Compensation - Oaktree Fund Advisors, LLC

The compensation structure of Mr. Stone, Mr. Kaplan, Mr. Rosenberg, Mr. Shackleton, Mr. Shah and Ms. Jones, co-portfolio managers of the Fund, is determined by Oaktree in accordance with its own internal policies. Mr. Stone is a Principal of Oaktree and is compensated by virtue of his ownership interest in an Oaktree affiliate. The compensation for Mr. Kaplan, Mr. Rosenberg, Mr. Shackleton, Mr. Shah and Ms. Jones, each a Managing Director of Oaktree, generally consists of a base salary, participation in the firm-wide bonus pool and distributions under Oaktree’s long term incentive plan. At Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and incentive participation for the most senior employees. Mr. Kaplan’s, Mr. Rosenberg’s, Mr. Shackleton’s, Mr. Shah’s and Ms. Jones’ compensation is not specifically dependent on the performance of the Fund. They are not compensated based on the growth of the Fund’s assets, or any other assets managed by Oaktree, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Mr. Kaplan, Mr. Rosenberg, Mr. Shackleton, Mr. Shah and Ms. Jones do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

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Portfolio Manager Ownership of Securities

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of September 30, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Patrick W. Galley	None
Steve O’Neill	None
Sheldon Stone	None
Ronnie Kaplan	None
David Rosenberg	None
Alap Shah	None
Anthony Shackleton	None
Madelaine Jones	None

Administration

ALPS Fund Services, Inc. acts as the administrator (“Administrator”) for the Trust. The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing. For its services as Administrator, the Administrator receives an annual fee from the Trust.

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, the Administrator provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

The Fund paid the Administrator the following amounts for transfer agency, fund administration and fund accounting services.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2024	$89,063
2023	$179,614
2022	$138,226

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities. The Distributor does not receive a fee from the Fund for these services.

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Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, also acts as the transfer agent (“Transfer Agent”) for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The Transfer Agent receives an annual base fee from the Fund of $39,996 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Trust’s independent registered public accounting firm and will perform an annual audit of the Fund’s financial statements and provides tax and accounting services as requested.

PORTFOLIO TURNOVER

Portfolio turnover  measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. For the fiscal years ended September 30, 2023 and September 30, 2024, the Fund’s portfolio turnover amounted to 75% and 57%, respectively.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Oaktree is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser or Oaktree seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser or Oaktree generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Oaktree is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Oaktree exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Oaktree determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s or Oaktree’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser or Oaktree may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Oaktree may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser or Oaktree irrespective of any trading activity effected with that broker.) The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Oaktree in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Oaktree in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser or Oaktree, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Oaktree of performing its duties to the Fund under the Agreement.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed-income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Oaktree’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Oaktree may, but will not be required to, execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated using a trade allocation deemed by the Adviser or Oaktree to be fair and consistent with its obligations to the Fund and its other clients. The Adviser or Oaktree may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Oaktree believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2024
$3,091	$10,100	$2,166

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. The Fund’s schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC’s website at sec.gov. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website. The timing of the disclosures may vary, but will be universally available to all parties when made. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Broadridge, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

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Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:

●	RiverNorth Capital Management, LLC – the Fund’s Adviser;

●	Oaktree Fund Advisors, LLC – the Fund’s Sub-Adviser;

●	ALPS Fund Services, Inc. – the Fund’s Administrator, Transfer Agent, and Fund Accounting Agent;

●	State Street Bank and Trust – the Fund’s Custodian, 18f-4 and Liquidity services provider;

●	Financial Recovery Technologies, LLC – the Fund’s class action service provider; and

●	FactSet Research Systems, Inc. – data systems service provider.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Adviser’s middle office service provider receives access to the portfolio holdings information as part of the services provided by the Adviser.

The Fund also discloses portfolio holdings to:

●	Cohen & Company, Ltd. – the Fund’s Independent Registered Public Accounting Firm;

●	Faegre Drinker Biddle & Reath LLP – the Fund’s legal counsel;

●	Broadridge (ProxyEdge) – the Fund’s proxy voting service provider; and

●	FilePoint – the Fund’s EDGAR service provider.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict between the interests of Fund shareholders and those of the Adviser, Oaktree or any affiliated person of the Fund, the Adviser or Oaktree. Additionally, the Adviser, Oaktree and any affiliated persons of the Adviser or Oaktree are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

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Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Board believes, based upon the Fund’s size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of each class of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. For a description of the methods used to determine the NAV, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on a securities exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund’s valuation designee.

Fixed-income securities, including Loans, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the investments, when prices are not readily available from a pricing service, or when restricted or illiquid investments are being valued, securities are valued at fair value as determined in good faith by the Adviser as the Fund’s valuation designee. This fair valuation may include use of quotes from brokers who make a market in the securities being valued. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. However, securities with a demand feature exercisable within seven days are generally valued at par value.

SPACs generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. In cases where the combined quoted prices of the common stock and the warrants that make up a SPAC unit are above the SPAC unit price, the Adviser may opt to value the SPAC security held in the Fund’s portfolio at the aggregated price of the common stock and warrants, if the Fund has the option to separate the SPAC unit into its components.

Other securities or instruments generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities or instruments. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments or instruments are being valued, such securities or instruments are valued as determined in good faith by the Adviser, as the Fund’s valuation designee.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities or instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or instrument or if a security’s or instrument’s value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures, attempt to assign a value to the security that better reflects the security’s market value at the time the Fund calculates its NAV. This “fair” value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of a NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security or instrument such that the security or instrument could be sold for the fair value amount.

Rule 2a-5 under the 1940 Act has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 29(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Trust has adopted Valuation and Fair Value Pricing Policies and Procedures conforming to the new rules and designating the Adviser as valuation designee for the Fund’s holdings.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if you redeem shares in an amount more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities or other investments received from the Fund, and the shareholder will bear any market-related risks of the securities or other investments until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents. Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

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The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Code (“Subchapter M”). Under the provisions of Subchapter M, the Fund will not be subject to federal income tax on amounts distributed to its shareholders. In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions. In addition, the Fund must meet asset diversification tests. If the Fund were to fail to qualify under Subchapter M as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed. Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income by the end of each calendar year. The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries. If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate amount of those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction. If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Oaktree. The Adviser or Oaktree will vote such proxies in accordance with its respective proxy policies and procedures. In some instances, the Adviser or Oaktree may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders and those of the Adviser or Oaktree or an affiliated person of the Adviser or Oaktree. In such a case, the Trust’s policy requires that the Adviser or Oaktree abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser or Oaktree shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Oaktree’s) proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser or Oaktree, is most consistent with the Adviser’s or Oaktree’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

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The Adviser’s and Oaktree’s policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569. The information also will be available on the SEC’s website at sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report  to the shareholders for the fiscal year ended September 30, 2024. The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2024 without charge upon written request or request by telephone.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth will not vote proxies for these clients.  However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

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• Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

• Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

[1]	Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.
[2]	“Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

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RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013

11/7/2014

7/1//2021

3/01/2022

7/1/2024

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APPENDIX B

SUMMARY OF PROXY VOTING POLICY OF THE SUB-ADVISER

Clients often grant Oaktree the authority to vote proxies on their behalf. Oaktree views seriously its responsibility to exercise voting authority over securities that form part of its clients’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oaktree’s fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Oaktree’s authority to vote the proxies of clients is established by the investment management agreements, or other comparable documents, establishing the clients’ accounts.

Oaktree maintains written proxy voting guidelines, which may be amended from time to time as deemed necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. Oaktree will generally vote in the manner as noted within the guidelines unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is Oaktree’s policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

Proxy statements are generally reviewed by the investment analyst responsible for monitoring the security being voted, in conjunction with the proxy voting guidelines. The proxy statement, the proxy voting guidelines and the proxy voting form will be provided to the investment analyst promptly upon receipt, by the Corporate Actions staff. The proxy voting form will serve as Oaktree’s record as to the manner and details of the vote. Once the investment analyst has completed the analysis, documented the vote and the basis for such vote, and signed the form, the proxy voting form is forwarded to the responsible Compliance officer or Legal officer for review. In order to evidence such review, investment professional will forward the signed form to Compliance personnel for a final review. Documentation that Oaktree has voted all proxies for accounts for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations staff responsible for proxies.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Oaktree’s policies require that any person with knowledge of a personal conflict of interest (e.g., familial relationship with company management) regarding a particular proxy vote must notify Legal and/or Compliance personnel. They will review the circumstances to determine if a material conflict exists, and, where appropriate, manage the conflict so that the proxy process may proceed.

Where Oaktree deems a client to be a “significant holder” of a particular security, the proxy voting guidelines provide for all votes to be made based on Oaktree’s case-by-case analysis of the circumstances. The following are examples of issues covered in the proxy voting guidelines for passive investments and how Oaktree generally votes proxies when those issues are presented:

●	The election of directors and proposals regarding director compensation, mandatory retirement ages and indemnification or limitation of director liability will be evaluated on a case-by-case basis. Classified board structures will generally be opposed. Oaktree will generally support majority-independent boards, compensation committees and nomination committees as well as fixing the total number of directors who can serve on a board.

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●	Oaktree generally supports confidential voting by shareholders, the ability of shareholders to act by written consent and the ability of shareholders to call meetings. Preemptive rights, structures that result in unequal voting rights for different shareholders and requirements for supermajority shareholder voting will generally be opposed. Other proposals regarding corporate structure and voting rights, including cumulative voting, increases in authorized shares and the creation or the elimination of share classes, will be evaluated on a case-by-case basis.

●	Matters related to mergers, acquisitions and other changes in control will be evaluated on a case-by-case basis. Oaktree does uniformly support or oppose anti-takeover measures such as shareholder rights (poison pill) plans.

●	Oaktree generally supports profit sharing plans and performance-based compensation plans and will support employee stock purchase plans where the purchase price for shares under a proposed plan is no less than 85% of their fair market value. Service-based compensation plans will be evaluated on a case-by-case basis. Oaktree opposes blank check authority for a board or committee to amend existing compensation and benefit plans. Proposals involving the creation or amendment of stock option plans, individual stock options, stock awards to particular employees and tax offset payments to particular executives will be evaluated on a case-by-case basis.

●	Management’s recommendations to approve a company’s auditors and the compensation for such auditors will generally be supported.

●	Oaktree will generally abstain from voting on proposals addressing corporate or social policy issues, including shareholder proposals requiring onerous disclosures or reporting, restricting normal business practices or establishing shareholder advisory committees. Oaktree will evaluate proposals regarding environmental issues, asbestos liability and arbitrary caps on executive compensation on a case-by-case basis.

Oaktree clients that would like additional information regarding Oaktree’s proxy voting policies and procedures or how Oaktree has voted on specific proxies can forward their written requests to the attention of the Chief Compliance Officer. Disclosure of this client option to receive additional proxy voting information is also made through Oaktree’s Form ADV Part 2A.

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APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

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The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

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Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

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“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present:

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

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“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

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“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

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RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

Class I Ticker Symbol: RNCIX

Class R Ticker Symbol: RNCOX

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the RiverNorth Core Opportunity Fund dated January 28, 2025 (the “Prospectus”). The Fund’s Annual Report to shareholders dated September 30, 2024 has been incorporated by reference into this SAI. A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., PO Box 219427, Kansas City MO 64121-9427, or by calling 1-888-848-7569. The Fund’s Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth Core Opportunity Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”) and was organized on July 18, 2006 and commenced operations on December 27, 2006. The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are three series currently authorized by the Board of Trustees. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus. These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests. Those investments and techniques that may be utilized only by the Underlying Funds are identified. Additional non-principal strategies and risks also are discussed here.

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Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities are subject to the risk of default on the underlying asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. In addition, the liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

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Business Development Companies (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the requirements of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Company Securities” below for additional information.

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Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission generally between 4% and 6% of the initial public offering price (for many initial public offerings since 2018, this commission has been paid by the closed-end fund’s sponsor). Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

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The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Please see “Investment Company Securities” below for additional information.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. Such investments are generally unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper (See also “Asset-Backed Securities and Collateralized Debt Obligations” above).

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Convertible Securities

Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

5

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

6

Emerging Markets Securities

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Additionally, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

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Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to its NAV. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Please see “Investment Company Securities” below for additional information.

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Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information regarding the Fund’s use of derivatives.

Foreign Custody

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

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The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

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Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian. Please see “Restrictions on the Use of Derivatives and Other Transactions” for additional information regarding the Fund’s use of derivatives.

Regulation as a Commodity Pool Operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s commodity pool operator registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

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High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

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Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Pay-in-kind bonds may be considered riskier than other types of high yield bonds. If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined by Rule 22e-4 under the 1940 Act is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

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Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

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Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, the Underlying Funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, the Underlying Funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, the Underlying Funds, and issuers in which they invest.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

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Leverage Risk

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk and the possibility of fluctuation in the Fund’s NAV. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks

Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

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The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact financial plans in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac). Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

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Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, a newly created CMO issuer seeking to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”) must elect to be so treated for its first taxable year.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

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The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

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Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

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The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. While the initial effects of the issuances of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

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Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Fund nor its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

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Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked-to-market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked-to-market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

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Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;
●	infrequent or limited trading; and
●	more abrupt or erratic price movements than larger company securities.
●	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

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Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Restrictions on the Use of Derivatives and Other Transactions

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments.

Subject to certain conditions, “limited derivatives users” (as defined in Rule 18f-4), are not be subject to the full requirements of Rule 18f-4. The Fund currently operates as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, the Fund has adopted written policies and procedures designed to manage its derivatives risks, and the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Should the Fund no longer intend to qualify as a limited derivatives user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Fund.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked-to-market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

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The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives, including short sales.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

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STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed-income risks including income risk, credit risk, and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own NAV as the underlying asset in a total return swap. The Adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

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The CFTC has adopted rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. Additionally, since January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

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The Fund’s investments in U.S. government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Rule 18f-4 under 1940 Act permits the Fund to enter into when-issued or forward-settling securities and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

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4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

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3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is one of three series in the Trust and there are eight additional portfolios in the “Fund Complex”. The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President and Principal Executive Officer of the Trust since the Trust’s inception. Mr. Galley is an interested person by virtue of his position as Chief Executive Officer and Chief Investment Officer of the Adviser. The Board of Trustees is comprised of Mr. Galley, one additional interested Trustee and three Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust has designated Mr. John K. Carter as lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. As lead Independent Trustee, Mr. Carter chairs the executive sessions of the Independent Trustees of the Trust and reports the results of executive sessions and meetings of the Independent Trustees to the full Board. Mr. Carter also serves as a point of contact between the Independent Trustees and the Adviser between the Board’s regular quarterly meetings.

The Trust has an Audit Committee with Mr. J. Wayne Hutchens, an Independent Trustee, acting as its Chair. The Trust also has a Nominating and Governance Committee, with Mr. David M. Swanson, an Independent Trustee, acting as its Chair. The Trust does not have a Qualified Legal Compliance Committee (QLCC). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee and advisory Board member is competent to serve because of his individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

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Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. He is also the President of the Fund and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Mr. John K. Carter was elected as a Trustee in January 2013. Mr. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust, particularly when dealing with complex legal issues.

Mr. J. Wayne Hutchens was appointed as an advisory board member in November 2020 and was elected as a Trustee in 2021. Mr. Hutchens was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee based on his business and financial services experience.

Mr. David M. Swanson was elected as a Trustee in November 2018. Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 40 years of senior management and marketing experience, with over 35 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd., and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. The Board believes Mr. Swanson’s business, financial services and investment management experience adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

Mr. Jerry Raio has served as a Trustee since 2022. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves as an advisory board member on each of the Boards for FLX Distribution; Qudos Technologies; Quantify Crypto; and ETF Action. He was selected to serve as a Trustee of the Fund based on his business, financial services and investment management experience.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

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The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter (1961)	Trustee; Lead Independent Trustee	Indefinite/ January 2013 to present	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm)(2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present).
J. Wayne Hutchens (1944)	Trustee	Indefinite/ September 2021 to present	Currently retired; Treasurer of University of Colorado Boulder Economic Corporation, a nonprofit subsidiary of the University of Colorado Boulder (May 2019 to present); Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
David M. Swanson (1957)	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

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[1]	The mailing address of each Trustee is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth/DoubleLine Strategic Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Trustee, President, Principal Executive Officer	Indefinite/ July 2006 to present	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio[4] (1964)	Interested Trustee	Indefinite/ November 2022 to present	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	N/A

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Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth/DoubleLine Strategic Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust , RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Trustee as defined in the 1940 Act because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo Securities, LLC, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

Board Committees.

Audit Committee. The Trust has an audit committee that consists of all of the Independent Trustees. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Audit Committee met three times.

Nominating Committee. The Trust has a nominating and governance committee that consists of all of the Independent Trustees. The nominating committee is responsible for, among other things: (i) the selection and recommendation of candidates for election or appointment as Independent Trustees of the Trust; (ii) presenting recommendations to the Board to fill vacancies or to nominate trustees for the election by shareholders; (iii) periodically reviewing the composition of the Board; and (iv) monitoring the performance of legal counsel employed by the Trust and the Independent Trustees. None of the nominating committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Nominating Committee met one time.

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Trustee Ownership. As of December 31, 2024, the Trustees beneficially owned the following amounts in the Fund and the Fund Complex:

Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Securities In the Fund Complex[1]
John K. Carter	$50,001 - $100,000	$50,001 - $100,000
J. Wayne Hutchens	None	$100,001 - $500,000
David M. Swanson	$1 - $10,000	$100,001 - $500,000
Jerry R. Raio	None	$50,001 - $100,000
Patrick W. Galley	Over $500,000	Over $500,000

[1]	The Fund Complex consists of the Fund, the RiverNorth/DoubleLine Strategic Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

Trustee and Officer Compensation. The Trust pays no salaries or compensation to any interested Trustee employed by the Adviser. Effective January 1, 2024, each Trustee who is not an interested Trustee employed by the Adviser receives a fee of $28,000 per year plus $2,000 per meeting and $1,500 per special meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $1,111 annually, the Chair of the Nominating and Governance Committee receives $667 annually and the Lead Independent Trustee receives $1,333 annually. The Trust also reimburses the Trustees and officers for travel and other expenses relating to attendance at Board meetings.

The Trust’s officers receive no compensation directly from the Trust for performing the duties of their offices. Mr. Collins serves as the Trust’s Chief Compliance Officer and provides compliance services to the Trust. Mr. Collins is also an employee and the Chief Compliance Officer of the Adviser. Mr. Collins receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Fund, inclusive of a portion of the Chief Compliance Officer’s compensation.

The following table shows compensation from the Fund and the Fund Complex1 for the fiscal year ended September 30, 2024. Patrick W. Galley is an interested person of each fund in the Fund Complex, and is employed by the Adviser, and has not received any compensation from any fund in the Fund Complex.

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Name	Position	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex[1]
Patrick W. Galley	Interested Trustee	$0	$0
John K. Carter	Independent Trustee	$1,319.60	$243,122.75
J. Wayne Hutchens	Independent Trustee	$1,320.03	$239,749.25
David M. Swanson	Independent Trustee	$1,288.67	$236,062.50
Jerry R. Raio	Interested Trustee	$1,282.88	$231,125.00

[1]	The Fund Complex consists of the Fund, the RiverNorth/DoubleLine Strategic Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust , RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares. Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights. The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund’s Class R shares. The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s distributor (the “Distributor”), for certain distribution and promotion expenses related to marketing Class R shares of the Fund. The amount payable annually by the Fund is 0.25% of the average daily net assets for Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Class R shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Class R shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class R shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class R shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

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The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of Class R shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding Class R shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding Class R shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

For the fiscal year ended September 30, 2024, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$44,212	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$44,212	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2024, the following persons were the owners of more than 5% of the outstanding shares of the Fund’s classes:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	52.09%	Beneficial

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NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	27.33%	Beneficial
Class I Shares
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	46.96%	Beneficial
MSCS FINANCIAL SERVICES, INC. 717 17TH ST STE 1300 DENVER, CO 80202	15.73%	Beneficial
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	13.41%	Beneficial
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	13.07%	Beneficial
WELLS FARGO CLEARING SERVICES, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	5.10%	Beneficial

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2024, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund. RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC. RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co. Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each may be deemed to control the Adviser.

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Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue on a year-to-year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Net Advisory Fees Paid
September 30, 2022	$649,837	$0	$649,837
September 30, 2023	$457,175	$0	$457,175
September 30, 2024	$455,333	$0	$455,333

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. Galley was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	15	$4.07 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

Mr. O’Neill is the other co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. O’Neill was responsible for the management of the following other types of accounts (inclusive of the Fund):

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Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	13	$4.065 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account. The Adviser manages potential conflicts between the Fund and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal accounts, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

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The Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers’ base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley and Mr. O’Neill as of September 30, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	Over $500,000
Stephen O’Neill	$100,001 - $500,000

Administration

ALPS Fund Services, Inc., acts as the administrator (“Administrator”) for the Trust. The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing. For its services as Administrator, the Administrator receives an annual fee from the Trust.

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, the Administrator provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

The Fund paid the Administrator the following amounts for transfer agency, fund administration and fund accounting services.

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Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2024	$80,192
2023	$87,738
2022	$82,011

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

 Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203 (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Distributor does not receive a fee from the Fund for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, also acts as the transfer agent (“Transfer Agent”) for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The Transfer Agent receives an annual base fee from the Fund of $39,996 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Trust’s independent registered public accounting firm and will perform an annual audit of the Fund’s financial statements and provides tax and accounting services as requested.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. For the fiscal years ended September 30, 2023 and September 30, 2024, the Fund’s portfolio turnover amounted to 60% and 41%, respectively.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

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The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed-income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

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The following table shows the brokerage commissions paid by the Fund for the periods indicated:

Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2024
$31,923	$15,492	$9,190

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. The Fund’s schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC’s website at sec.gov. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website. The timing of the disclosures may vary, but will be universally available to all parties when listed. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Broadridge, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:

●	RiverNorth Capital Management, LLC – the Fund’s Adviser;

●	ALPS Fund Services, Inc. – the Fund’s Administrator, Transfer Agent, and Fund Accounting Agent;

●	State Street Bank and Trust – the Fund’s Custodian, 18f-4 and Liquidity services provider;

●	Financial Recovery Technologies, LLC – the Fund’s class action service provider; and

●	FactSet Research Systems, Inc. – data systems service provider.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Adviser’s middle office service provider receives access to the portfolio holdings information as part of the services provided by the Adviser.

The Fund also discloses portfolio holdings to:

●	Cohen & Company, Ltd. – the Fund’s Independent Registered Public Accounting Firm;

●	Faegre Drinker Biddle & Reath LLP – the Fund’s legal counsel;

●	Broadridge (ProxyEdge) – the Fund’s proxy voting service provider; and

●	FilePoint – the Fund’s EDGAR service provider.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

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The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of each class of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. For a description of the methods used to determine the NAV, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund’s valuation designee.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid investments are being valued, securities are valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee. This fair valuation may include use of quotes from brokers who make a market in the securities being valued. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. However, securities with a demand feature exercisable within seven days are generally valued at par value.

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SPACs generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. In cases where the combined quoted prices of the common stock and the warrants that make up a SPAC unit are above the SPAC unit price, the Adviser may opt to value the SPAC security held in the Fund’s portfolio at the aggregated price of the common stock and warrants, if the Fund has the option to separate the SPAC unit into its components.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund’s valuation designee.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures, attempt to assign a value to the security that better reflects the security’s market value at the time the Fund calculates its NAV. This “fair” value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of a NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

Rule 2a-5 under the 1940 Act has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 29(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Trust has adopted Valuation and Fair Value Pricing Policies and Procedures conforming to the new rules and designating the Adviser as valuation designee for the Fund’s holdings.

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REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if you redeem shares in an amount more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities or other investments received from the Fund, and the shareholder will bear any market-related risks of the securities or other investments until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents. Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code (“Subchapter M”). Under the provisions of Subchapter M, the Fund will not be subject to federal income tax on amounts distributed to its shareholders. In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions. In addition, the Fund must meet asset diversification tests. If the Fund were to fail to qualify under Subchapter M as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed. Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income by the end of each calendar year. The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries. If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate amount of those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction. If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

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PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569. The information also will be available on the SEC’s website at sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2024. The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2024 without charge upon written request or request by telephone.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies. Therefore, RiverNorth will not vote proxies for these clients. However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

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When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

•	Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group[1] is prohibited from controlling[2], individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

•	Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

[1]	Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.
[2]	“Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

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RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.

•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013 11/7/2014 7/1//2021 3/01/2022 7/1/2024

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

B-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

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“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

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“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

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The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

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Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

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DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

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RiverNorth Funds

RiverNorth/DoubleLine Strategic Income Fund

Class I Ticker Symbol: RNSIX

 Class R Ticker Symbol: RNDLX

Statement Of Additional Information

January 28, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the RiverNorth/DoubleLine Strategic Income Fund dated January 28, 2025 (the “Prospectus”). The Fund’s Annual Report to shareholders dated September 30, 2024 has been incorporated by reference into this SAI. A copy of the Prospectus and shareholder reports can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., PO Box 219427, Kansas City, MO 64121-9427, or by calling 1-888-848-7569. The Fund’s Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth/DoubleLine Strategic Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”). The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are three series currently authorized by the Board of Trustees. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is DoubleLine Capital, LP (the “Sub-Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus. These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests. Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities, Collateralized Debt Obligations and Collateralized Loan Obligations

The Fund may invest in asset-backed securities, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. CLOs are similar to CDOs, but are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be related below investment grade. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investors in asset-backed securities and CDOs/CLOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s/CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB by S&P Global Ratings (“S&P”). The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs/CLOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs/CLOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs/CLOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities are subject to the risk of default on the underlying asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. In addition, the liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

CDOs and CLOs can be less liquid than other publicly held debt issues, and require additional structural analysis. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be illiquid and may have limited independent pricing transparency. Although a secondary market in CLOs may develop, there can be no assurance that it would provide the holders of the CLOs like the Fund with liquidity of investment or will continue for the life of the CLO.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the requirements of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Company Securities” below for additional information.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission generally between 4% and 6% of the initial public offering price (for many initial public offerings since 2018, this commission has been paid by the closed-end fund’s sponsor). Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Please see “Investment Company Securities” below for additional information.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. Such investments are generally unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper (See also “Asset-Backed Securities, Collateralized Debt Obligations and Collateralized Loan Obligations” above).

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Commodities

The Fund may invest indirectly (usually through exchange-traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

Convertible Securities

Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser or Sub-Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, or in the accuracy of such reporting which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Additionally, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited.

In addition, Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Consequently, the quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, and the Fund may be exposed to significant losses.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Event-Linked Bonds

The Fund may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather-related phenomenon, will reduce the interest payments and, accordingly, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (“1933 Act”), but which can be sold to certain institutional buyers in accordance with Rule 144A under the 1933 Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, the Fund will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, liquidity risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to its NAV. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Please see “Investment Company Securities” below for additional information.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information regarding the Fund’s use of derivatives.

Foreign Custody

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s or Sub-Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian. Please see “Restrictions on the Use of Derivatives and Other Transactions” for additional information regarding the Fund’s use of derivatives.

Regulation as a Commodity Pool Operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s commodity pool operator registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower-rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a fund’s investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Pay-in-kind bonds may be considered riskier than other types of high yield bonds. If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

These are bonds sold without registration under the 1933 Act, usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A fund may hold such common stock and other securities even if they do not invest in such securities.

Hybrid Securities

The Fund may acquire hybrid securities. A third party or the Adviser (or Sub-adviser) may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined by Rule 22e-4 under the 1940 Act is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Board, the Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments

Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. Companies operating in the infrastructure industry also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, the Underlying Funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, the Underlying Funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, the Underlying Funds, and issuers in which they invest.

Inverse Floaters

Inverse floaters constitute a class of Collateralized Mortgage Obligations (“CMOs”) with a coupon rate that moves inversely to a designated index, such as the 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

Leverage Risk

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk and the possibility of fluctuation in the Fund’s NAV. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Loan Participation and Assignments

Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Adviser or Sub-Adviser determines that the selling Lender is creditworthy.

When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the 1933 Act, and thus may be subject to the Fund’s limitation on investment in illiquid investments. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks

Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund may invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, a newly created CMO issuer seeking to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”) must elect to be so treated for its first taxable year.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. While the initial effects of the issuances of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

The Fund also may enter into dollar roll transactions using to-be-announced securities in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Fund nor its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked-to-market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked-to-market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;
●	infrequent or limited trading; and
●	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy. The Adviser or Sub-Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Restrictions on the Use of Derivatives and Other Transactions

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Subject to certain conditions, “limited derivatives users” (as defined in Rule 18f-4), are not be subject to the full requirements of Rule 18f-4. The Fund currently operates as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, the Fund has adopted written policies and procedures designed to manage its derivatives risks, and the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Should the Fund no longer intend to qualify as a limited derivatives user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Fund.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or Sub-Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s or Sub-Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked-to-market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives, including short sales.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Stripped Mortgage Securities

Stripped Mortgage Securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by federal agencies will be treated by the Fund as illiquid investments so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped Mortgage Securities issued by Federal Agencies generally will be treated by the Fund as liquid investments under procedures adopted by the Fund and approved by the Board.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed-income risks including income risk, credit risk, and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own NAV as the underlying asset in a total return swap. The Adviser or Sub-adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

The CFTC has adopted rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. Additionally, since January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

The Fund’s investments in U.S. government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser or Sub-adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser’s or Sub-adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. When-issued, delayed delivery and forward commitment transactions include to-be-announced transactions (“TBAs”). In a TBA, the Fund typically agrees to buy a mortgage-backed security of a specific type and maturity and issued by an agency or instrumentality of the U.S. Government on a future date. Purchasing securities on a to-be-announced basis can have the effect of leveraging the Fund’s portfolio and increasing the volatility of the Fund’s performance because the Fund has investment exposure to the securities it has agreed to purchase before it has to pay for them. In addition, FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. TBAs may be purchased independently or as part of a dollar roll transaction. See “Mortgage Dollar Rolls” above.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Rule 18f-4 under 1940 Act permits the Fund to enter into when-issued or forward-settling securities and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is one of three series in the Trust and there are eight additional portfolios in the “Fund Complex”. The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President and Principal Executive Officer of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position as Chief Executive Officer and Chief Investment Officer of the Adviser. The Board of Trustees is comprised of Mr. Galley, one additional interested Trustee and three Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust has designated Mr. John K. Carter as lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. As lead Independent Trustee, Mr. Carter chairs the executive sessions of the Independent Trustees of the Trust and reports the results of executive sessions and meetings of the Independent Trustees to the full Board. Mr. Carter also serves as a point of contact between the Independent Trustees and the Adviser between the Board’s regular quarterly meetings. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.

The Trust has an Audit Committee with Mr. J. Wayne Hutchens, an Independent Trustee, acting as its Chair. The Trust also has a Nominating and Governance Committee with Mr. David M. Swanson, an Independent Trustee, acting as its Chair. The Trust does not have a Qualified Legal Compliance Committee (QLCC). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee and advisory Board member is competent to serve because of his individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. He is also the President of the Fund and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Mr. John K. Carter was elected as a Trustee in January 2013. Mr. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board as the Trust, particularly when dealing with complex legal issues.

Mr. J. Wayne Hutchens was appointed as an advisory board member in November 2020 and was elected as a Trustee in 2021. Mr. Hutchens was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee based on his business and financial services experience.

Mr. David M. Swanson was elected as a Trustee in November 2018. Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 40 years of senior management and marketing experience, with over 35 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd., and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. The Board believes Mr. Swanson’s business, financial services and investment management experience adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

Mr. Jerry Raio has served as a Trustee since 2022. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves as an advisory board member on each of the Boards for FLX Distribution; Qudos Technologies; Quantify Crypto; and ETF Action. He was selected to serve as a Trustee of the Fund based on his business, financial services and investment management experience.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter (1961)	Trustee; Lead Independent Trustee	Indefinite/January 2013 to present	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present).
J. Wayne Hutchens (1944)	Trustee	Indefinite/September 2021 to present	Currently retired; Treasurer of University of Colorado Boulder Economic Corporation, a nonprofit subsidiary of the University of Colorado Boulder (May 2019 to present); Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
David M. Swanson (1957)	Trustee	Indefinite/November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Trustee is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees and Officers
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Trustee, President, Principal Executive Officer	Indefinite/ July 2006 to present	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio[4] (1964)	Interested Trustee	Indefinite/November 2022 to present	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite/February 2009 to present	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC, (2011 to present).	N/A	N/A

Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/May 2012 to Present; Indefinite/January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Trustee as defined in the 1940 Act because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo Securities, LLC, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

Board Committees.

Audit Committee. The Trust has an audit committee that consists of all of the Independent Trustees. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Audit Committee met three times.

Nominating Committee. The Trust has a nominating and governance committee that consists of all of the Independent Trustees. The nominating committee is responsible for, among other things: (i) the selection and recommendation of candidates for election or appointment as Independent Trustees of the Trust; (ii) presenting recommendations to the Board to fill vacancies or to nominate trustees for the election by shareholders; (iii) periodically reviewing the composition of the Board; and (iv) monitoring the performance of legal counsel employed by the Trust and the Independent Trustees. None of the nominating committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2024, the Nominating Committee met one time.

Trustee Ownership. As of December 31, 2024, the Trustees beneficially owned the following amounts in the Fund and the Fund Complex:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Fund Complex[1]
John K. Carter	None	$50,001 – $100,000
J. Wayne Hutchens	None	$100,001 - $500,000
David M. Swanson	None	$100,001 - $500,000
Jerry R. Raio	None	$50,001 - $100,000
Patrick W. Galley	$50,001 - $100,000	Over $500,000

[1]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

Trustee and Officer Compensation. The Trust pays no salaries or compensation to any interested Trustee employed by the Adviser. Effective January 1, 2024, each Trustee who is not an interested Trustee employed by the Adviser receives a fee of $28,000 per year plus $2,000 per meeting and $1,500 per special meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $1,111 annually, the Chair of the Nominating and Governance Committee receives $667 annually and the Lead Independent Trustee receives $1,333 annually. The Trust also reimburses the Trustees and officers for travel and other expenses relating to attendance at Board meetings.

The Trust’s officers receive no compensation directly from the Trust for performing the duties of their offices. Mr. Collins serves as the Trust’s Chief Compliance Officer and provides compliance services to the Trust. Mr. Collins is also an employee and the Chief Compliance Officer of the Adviser. Mr. Collins receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Fund, inclusive of a portion of the Chief Compliance Officer’s compensation.

The following table shows compensation from the Fund and the Fund Complex1 for the fiscal year ended September 30, 2024. Patrick W. Galley is an interested person of each fund in the Fund Complex, and is employed by the Adviser, and has not received any compensation from any fund in the Fund Complex.

Name	Position	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex[1]
Patrick W. Galley	Interested Trustee	$0	$0
John K. Carter	Independent Trustee	$35,677.08	$243,122.75
J. Wayne Hutchens	Independent Trustee	$35,696.87	$239,749.25
David M. Swanson	Independent Trustee	$34,848.72	$236,062.50
Jerry R. Raio	Interested Trustee	$34,694.75	$231,125.00

[1]	The Fund Complex consists of the Fund, the RiverNorth Core Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser, and the Sub-Adviser are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, Class R Shares and Class I Shares. Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights. The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund’s Class R shares. The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s distributor (the “Distributor”), for certain distribution and promotion expenses related to marketing Class R shares of the Fund. The amount payable annually by the Fund is 0.25% of the average daily net assets for Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Class R shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Class R shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class R shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class R shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of Class R shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding Class R shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding Class R shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

For the fiscal year ended September 30, 2024, the Fund accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Class R Shares	Class I Shares
Advertising	$0	N/A
Compensation to broker-dealers	$136,738	N/A
Compensation to sales personnel	$0	N/A
Compensation to underwriters	$0	N/A
Interest, carrying, or other financing charges	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Marketing Costs	$0	N/A
Total	$136,738	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2024, the following persons were the owners of more than 5% of the outstanding shares of the Fund’s classes:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	68.47%	Beneficial
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	17.56%	Beneficial
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	5.42%	Beneficial
Class I Shares
CHARLES SCHWAB & COMPANY ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	46.34%	Beneficial
NATIONAL FINANCIAL SERVICES CORP 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	15.87%	Beneficial
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E FL1 JACKSONVILLE, FL 32246	9.95%	Beneficial
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	9.82%	Beneficial
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	6.10%	Beneficial
RBC CAPITAL MARKETS 250 NICOLETT MALL STE 1600 MINNEAPOLIS, MN 55401	5.11%	Beneficial

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2024, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund. RiverNorth Capital Management, LLC is a wholly owned subsidiary of RiverNorth Financial Holdings, LLC. RiverNorth Financial Holdings, LLC is majority owned by RiverNorth Holding Co. Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each may be deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses in an amount equal to the sum of any acquired fund fees and expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in acquired funds managed by the Adviser or an investment adviser controlling, controlled by, or under common control with the Adviser until at least January 31, 2026.

For the fiscal year ended September 30, 2022, there were fee waivers or reimbursements for Class R Shares of $10,846, and there were fee waivers or reimbursements for Class I Shares of $172,105. For the fiscal year ended September 30, 2023, there were fee waivers or reimbursements for Class R Shares of $9,056, and there were fee waivers or reimbursements for Class I Shares of $174,081. For the fiscal year ended September 30, 2024, there were fee waivers or reimbursements for Class R Shares of $8,869 and there were fee waivers or reimbursements for Class I Shares of $192,938.

The Agreement will continue on a year-to-year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Previously Deferred Fees Recovered	Net Advisory Fees Paid
September 30, 2022	$13,826,136	$182,951	$0	$13,643,185
September 30, 2023	$9,675,345	$183,137	$0	$9,492,208
September 30, 2024	$9,225,218	$201,907	$0	$9,023,311

Sub-Adviser

The Trustees have approved the Adviser’s selection of DoubleLine Capital LP as the investment sub-adviser to the Fund. DoubleLine Capital LP was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control the Sub-Adviser.

Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser, not the Fund, is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Fund.

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. Galley was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	15	$4.07 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

Mr. O’Neill is another co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. O’Neill was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	13	$4.065 billion	0	$0
Other Pooled Investment Vehicles	5	$1 billion	5	$1 billion
Other Accounts	10	$88.7 million	10	$88.7 million

Mr. Gundlach is another co-portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2024, Mr. Gundlach was responsible for the management of the following other types of accounts (inclusive of the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	32	$66.6 billion	0	$0
Other Pooled Investment Vehicles	22	$7.2 billion	2	$730.8 million
Other Accounts	68	$16.9 billion	3	$1.8 billion

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account. The Adviser manages potential conflicts between the Fund and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

With respect to securities transactions for the Fund, the Adviser or Sub-Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal account, the Adviser, the Sub-Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, the Sub-Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation - RiverNorth Capital Management, LLC

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers’ base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Compensation - DoubleLine Capital, LP

Mr. Gundlach’s total compensation is determined by the Sub-Adviser. The overall objective of the compensation program for the portfolio managers employed by the Sub-Adviser is for the Sub-Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Sub-Adviser’s portfolio managers for their contribution to the success of the clients and the Sub-Adviser. The Sub-Adviser’s portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the Sub-Adviser.

Salary. Salary is agreed to with managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the Sub-Adviser, through direct ownership interests in the Sub-Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Adviser. Participation is generally determined in the discretion of the Sub-Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Sub-Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Adviser may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Adviser’s leadership criteria.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley, Mr. O’Neill and Mr. Gundlach as of September 30, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	$50,001 - $100,000
Stephen O’Neill	$100,001 - $500,000
Jeffery E. Gundlach	Over $500,000

Administration

ALPS Fund Services, Inc. acts as the administrator (“Administrator”) for the Trust. The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing. For its services as Administrator, the Administrator receives an annual fee from the Trust.

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, the Administrator provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

The Fund paid the Administrator the following amounts for transfer agency, fund administration and fund accounting services.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2024	$786,299
2023	$966,267
2022	$1,193,118

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Distributor does not receive a fee from the Fund for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, also acts as the transfer agent (“Transfer Agent”) for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The Transfer Agent receives an annual base fee from the Fund of $39,996 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Trust’s independent registered public accounting firm and will perform an annual audit of the Fund’s financial statements and provides tax and accounting services as requested.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. For the fiscal years ended September 30, 2023 and September 30, 2024, the Fund’s portfolio turnover amounted to 68% and 84%, respectively.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser or Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Sub-Adviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Sub-Adviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser and Sub-Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser or Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser or Sub-Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed-income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Sub-Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2024
$473,703	$161,506	$96,756

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. The Fund’s schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC’s website at sec.gov. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website. The timing of the disclosures may vary, but will be universally available to all parties when listed. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Broadridge, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to:

●	RiverNorth Capital Management, LLC – the Fund’s Adviser;

●	DoubleLine Capital, LP – the Fund’s Sub-Adviser;

●	ALPS Fund Services, Inc. – the Fund’s Administrator, Transfer Agent, and Fund Accounting Agent;

●	State Street Bank and Trust – the Fund’s Custodian; 18f-4 and Liquidity services provider;

●	Financial Recovery Technologies, LLC – the Fund’s class action service provider; and

●	FactSet Research Systems, Inc. – data systems service provider.

The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Adviser’s middle office service provider receives access to the portfolio holdings information as part of the services provided by the Adviser.

The Fund also discloses portfolio holdings to:

●	Cohen & Company, Ltd. – the Fund’s Independent Registered Public Accounting Firm;

●	Faegre Drinker Biddle & Reath LLP – the Fund’s legal counsel;

●	Broadridge (ProxyEdge) – the Fund’s proxy voting service provider; and

●	FilePoint – the Fund’s EDGAR service provider.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or Sub-Adviser or any affiliated person of the Fund, the Adviser or Sub-Adviser. Additionally, the Adviser or Sub-Adviser, and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of each class of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. For a description of the methods used to determine the NAV, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund’s valuation designee.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Prices obtained from pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid investments are being valued, securities are valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee. This fair valuation may include use of quotes from brokers who make a market in the securities being valued. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. However, securities with a demand feature exercisable within seven days are generally valued at par value.

SPACs generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. In cases where the combined quoted prices of the common stock and the warrants that make up a SPAC unit are above the SPAC unit price, the Adviser may opt to value the SPAC security held in the Fund’s portfolio at the aggregated price of the common stock and warrants, if the Fund has the option to separate the SPAC unit into its components.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid investments are being valued, such securities are valued as determined in good faith by the Adviser as the Fund’s valuation designee.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures, attempt to assign a value to the security that better reflects the security’s market value at the time the Fund calculates its NAV. This “fair” value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of a NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

Rule 2a-5 under the 1940 Act has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 29(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Trust has adopted Valuation and Fair Value Pricing Policies and Procedures conforming to the new rules and designating the Adviser as valuation designee for the Fund’s holdings.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if you redeem shares in an amount more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities or other investments received from the Fund, and the shareholder will bear any market-related risks of the securities or other investments until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion only relates to the Fund and to shares held by persons who are U.S. citizens or U.S. residents. Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code (“Subchapter M”). Under the provisions of Subchapter M, the Fund will not be subject to federal income tax on amounts distributed to its shareholders. In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions. In addition, the Fund must meet asset diversification tests. If the Fund were to fail to qualify under Subchapter M as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its taxable income and gains, whether or not distributed. Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income by the end of each calendar year. The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries. If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate amount of those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction. If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Sub-Adviser. The Adviser or Sub-Adviser will vote such proxies in accordance with its respective proxy policies and procedures. In some instances, the Adviser or Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser. In such a case, the Trust’s policy requires that the Adviser or Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser or Sub-Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Sub-adviser’s) proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Sub-Adviser, is most consistent with the Adviser’s or Sub-Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s and Sub-Adviser’s policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569. The information also will be available on the SEC’s website at sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2024. The Trust will provide the Annual Report as well as the unaudited Semi-Annual Report for the six months ended March 31, 2024 without charge upon written request or request by telephone.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth will not vote proxies for these clients.  However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

•         Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

•         Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

[1]	Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.
[2]	“Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.

•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013

11/7/2014

7/1//2021

3/01/2022

7/1/2024

APPENDIX B

PROXY VOTING POLICIES OF SUB-ADVISER

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Funds Trust

DoubleLine ETF Trust
DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions Policy

I.	Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.	Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; or (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations.

In the event that an Adviser invests in a Fund with other public shareholders, the Adviser will vote the shares of such Fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Adviser’s potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.	Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.	Responsible Investment Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.	Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

VI.	Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.	Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain new requirements which include, but are not limited to, the following:

●	Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.

●	Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non-exclusive, and funds must select all categories applicable to each proxy matter.

●	Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.

●	Structured Data Language – funds must file their reports using a custom XML format.

●	Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.

●	Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.

●	Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.

●	Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.

B.	Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.	Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.	Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of August 2023

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For
Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.		For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For
Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.		For
Stock Ownership Requiring directors to own company shares.	X	Against
Contested Elections
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.	X	Case-by-Case

B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For
Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.	X	Case-by-Case
Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.	X	Case-by-Case
Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor's work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.	X	Case-by-Case
Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor's tenure with the company, and policies and practices surrounding auditor evaluations.	X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against
Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.		Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor's services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For
Fair Price Provision
Fair price provisions that ensures each shareholder's securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For
Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company's ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against
Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.		Case-by-Case
Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.		Case-by-Case
Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company's governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For
Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.		Case-by-Case
Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.		Case-by-Case
Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.		Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board's discretion.		Against
Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.		Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For
Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.		For
Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.	X	For
Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.	X	Against
Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.		Case-by-Case
Severance Agreements for Executives (Golden Parachutes)
Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.		Case-by-Case

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.		For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.	X	For
Independent Directors
Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For
Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.		For

Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For
Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company's related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.		Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For
Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company's related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.		Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company's related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

M.	Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote
Political Contribution and Activities
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.		Case-by-Case
Charitable Contributions
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.		Case-by-Case

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation. Registrant's Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant's Registration Statement on Form N-1A filed July 31, 2006.

(a.1) Amendment Number 1 to Declaration of Trust to revise the list of Trustees, as filed with the Ohio Secretary of State on October 10, 2006 is incorporated by reference to Exhibit 28(a.5) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.2) Amendment Number 2 to Declaration of Trust to change statutory agent for service, as filed with the Ohio Secretary of State on May 27, 2008 is incorporated by reference to Exhibit 28(a.6) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.3) Amendment Number 3 to Declaration of Trust to add new Trustees and create the RiverNorth/DoubleLine Strategic Income Fund, filed as Amendment Number 1 with the Ohio Secretary of State on December 28, 2010, is incorporated by reference to Exhibit 28(a.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(a.4) Amendment Number 4 to Declaration of Trust to add the RiverNorth/Manning & Napier Dividend Income Fund, filed as Amendment Number 2 with the Ohio Secretary of State on July 11, 2012, is incorporated by reference to Exhibit 28(a.2) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed July 12, 2012.

(a.5) Amendment Number 5 to Declaration of Trust to add RiverNorth Dynamic Buy-Write Fund and RiverNorth/Oaktree High Income Fund, filed as Amendment No. 3 with the Ohio Secretary of State on October 1, 2012 is incorporated by reference to Exhibit 28(a.3) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed October 5, 2012.

(a.6) Amendment Number 6 to Declaration of Trust to add and revise the list of Trustees, as filed with the Ohio Secretary of State on February 12, 2013, is incorporated by reference to Exhibit 28(a.7) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(a.7) Amendment Number 7 to Declaration of Trust to rename RiverNorth Dynamic Buy-Write Fund and RiverNorth/Manning & Napier Dividend Income Fund is incorporated by reference to Exhibit 28(a.4) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed January 28, 2014.

(a.8) Amendment Number 8 to Declaration of Trust to add new I class Shares to the RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 28(a.8) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(b)	By-Laws. Registrant's By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant's Registration Statement on Form N-1A filed July 31, 2006.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(d.1) Management Agreement between the Registrant and RiverNorth Capital Management, LLC related to the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(d.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(d.1.a) Amendment to Management Agreement between Registrant and RiverNorth Capital Management, LLC to add RiverNorth/Manning & Napier Equity Income Fund is incorporated by reference to Exhibit 28(d.1.a) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed April 25, 2012.

(d.1.b) Amendment to Management Agreement between Registrant and RiverNorth Capital Management, LLC to add RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(d.1.c.) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(d.2) Sub-Advisory Agreement between RiverNorth Capital Management, LLC and DoubleLine Capital, LP for the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(d.4) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(d.3) Sub-Advisory Agreement between RiverNorth Capital Management, LLC and Oaktree Capital Management, L.P. is incorporated by reference to Exhibit 28(d.3) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed January 28, 2020.

(d.4) Novation of Sub-Advisory Agreement between RiverNorth Capital Management, LLC, Oaktree Capital Management, L.P. and Oaktree Fund Advisors, LLC is incorporated by reference to Exhibit 28(d.4) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed February 10, 2022.

(d.5) Letter Agreement, effective January 28, 2025, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/Oaktree High Income Fund is filed herewith.

(d.6) Revised Sub-Advisory Fee Arrangement Agreement with DoubleLine Capital, LP is incorporated by reference to Exhibit 28(d.4) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed January 28, 2020.

(d.7) Letter Agreement, effective January 28, 2025, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/DoubleLine Strategic Income Fund is filed herewith.

(e)	Underwriting Contracts.

(e.1) Distribution Agreement between Registrant and ALPS Distributors, Inc., dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. is incorporated by reference to Exhibit 28(e.1) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed January 28, 2019.

(e.2) Amendment 1 to Distribution Agreement between the Registrant and ALPS Distributors, Inc. is incorporated by reference to Exhibit 28(e.2) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed January 28, 2020.

(f)	Bonus or Profit Sharing Contracts. None

(g)	Custodian Agreement. Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 28(g) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(h)	Other Material Contracts.

(h.1) Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.1) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(h.2) Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.2) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(h.3) Report Modernization Addendum to Administration, Bookkeeping and Pricing Services Agreement, dated March 22, 2018, among the Registrant, RiverNorth Capital Management, LLC and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.3) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed January 28, 2019.

(h.4) Supplement to Transfer Agency and Services Agreement, dated February 21, 2018, between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.4) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed January 28, 2019.

(h.5) Liquidity Risk Management Addendum to Administration, Bookkeeping and Pricing Services Agreement, dated February 15, 2019, among the Registrant, River North Capital Management, LLC and ALPS Fund Services, Inc. is incorporated by reference to Exhibit 28(h.5) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed January 28, 2020.

(h.6) Amendment No. 6 to Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit (h.6) to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2022.

(h.7) Amendment No. 7 to Administration, Bookkeeping and Pricing Services Agreement among the Registrant, RiverNorth Capital Management, LLC and ALPS Fund Services, Inc. is incorporated by reference to Exhibit (h.6) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed January 28, 2021.

(h.8) Amendment No. 7 to Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. is incorporated by reference to Exhibit (h.8) to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2022.

(h.9) Franklin Rule 12d1-4 Funds of Funds Investment Agreement dated January 20, 2022 is incorporated by reference to Exhibit (h.9) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.10) BlackRock Closed-End Fund Rule 12d1-4 Fund of Funds Investment Agreement dated January 19, 2022 is incorporated by reference to Exhibit (h.10) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.11) Nuveen Closed-End Funds Rule 12d1-4 Investment Agreement dated January 19, 2022 is incorporated by reference to Exhibit (h.11) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.12) Voya Fund of Funds Investment Agreement dated January 19, 2022 is incorporated by reference to Exhibit (h.12) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.13) Amendment No. 8 to Administration, Bookkeeping and Pricing Services Agreement among the Registrant, RiverNorth Capital Management, LLC and ALPS Fund Services, Inc. is incorporated by reference to Exhibit (h.13) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.14) Virtus Fund of Funds Investment Agreement dated January 19, 2022 is incorporated by reference to Exhibit (h.14) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(h.15) Amendment No. 9 to Administration, Bookkeeping and Pricing Services Agreement among the Registrant, RiverNorth Capital Management, LLC and ALPS Fund Services, Inc. is filed herewith.

(h.16) Clough Rule 12d1-4 Fund of Funds Investment Agreement dated September 9, 2024 is filed herewith.

(h.17) Invesco Closed-End Fund Rule 12d1-4 Fund of Funds Investment Agreement dated June 21, 2024 is filed herewith.

(i)	Legal Opinion. Opinion and Consent of Drinker Biddle & Reath LLP dated January 28, 2015 is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed January 28, 2015.

(j)	(j.1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(j.2) Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(k)	Omitted Financial Statements. None

(l)

Initial Capital Agreements. Subscription Agreement of the Initial Investor is incorporated by reference to Exhibit 23(l) to Registrant's Pre-Effective Amendment No. 2 on Form N-1A filed December 7, 2006.

(m)	Rule 12b-1 Plan.

(m.1) Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 23(m) to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed October 6, 2006.

(m.2) Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(m.2) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(m.3) Distribution Plan Pursuant to Rule 12b-1 for the RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(m.5) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(n)	Rule 18f-3 Plan.

(n.1) Rule 18f-3 Plan for RiverNorth/DoubleLine Strategic Income Fund is incorporated by reference to Exhibit 28(n) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed December 30, 2010.

(n.2) Rule 18f-3 Plan for RiverNorth/Oaktree High Income Fund is incorporated by reference to Exhibit 28(n.3) to Post-Effective Amendment No.20 to Registrant’s Registration Statement on Form N-1A filed November 20, 2012.

(n.3) Rule 18f-3 Plan for RiverNorth Core Opportunity Fund is incorporated by reference to Exhibit 28(n.4) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed June 11, 2014.

(o)	Reserved.

(p)	Code of Ethics.

(p.1) Combined Code of Ethics for the Registrant and RiverNorth Capital Management, LLC is filed herewith.

(p.2) Code of Ethics for DoubleLine Capital, LP incorporated by reference to Exhibit (p.2) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

(p.3) Code of Ethics for ALPS Distributors, Inc. is filed herewith.

(p.4) Code of Ethics for Oaktree Fund Advisors, LLC is filed herewith.

(q)	Powers of Attorney.

(q) Powers of Attorney of Trustees are incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2023.

Item 29.	Persons Controlled by or Under Common Control with the Fund. None

Item 30.	Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is incorporated herein by reference. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser.

RiverNorth Capital Management, LLC (the “Adviser”), 360 S. Rosemary Ave., Suite 1420, West Palm Beach, FL 33401 is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-61533. Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

DoubleLine Capital, LP (“DoubleLine”), 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071 is a registered investment adviser. Additional information about DoubleLine and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and DoubleLine’s Form ADV, file number 801-70942. Neither DoubleLine, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Oaktree Fund Advisors, LLC (“Oaktree”), 333 South Grand Avenue, Suite 2800, Los Angeles, CA 90071 is a registered investment adviser. Additional information as to the business, profession, vocation or employment of a substantial nature of Oaktree and its directors and officers is incorporated by reference to the Statement of Additional Information filed herewith, and Oaktree’s Form ADV, file number 801-112570.

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)  To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

Item 33.	Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 1290 Broadway, Suite 1000, Denver, CO 80203, except that all records relating to the activities of the Registrant’s Custodian are maintained at the office of the Custodian at 100 Huntington Avenue, Boston, Massachusetts 02116.

Item 34.	Management Services. Not applicable.

Item 35.	Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on the 28th day of January, 2025.

RiverNorth Funds

By:	/s/ Patrick W. Galley
Patrick W. Galley
President, Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick W. Galley	President (Principal Executive Officer) and Trustee		January 28, 2025
Patrick W. Galley
/s/ Jonathan M. Mohrhardt	Treasurer (Principal Financial and Accounting Officer)		January 28, 2025
Jonathan M. Mohrhardt

J. Wayne Hutchens*	Trustee		January 28, 2025

John K. Carter*	Trustee		January 28, 2025

David M. Swanson*	Trustee		January 28, 2025

Jerry R. Raio*	Trustee		January 28, 2025

		*By:	/s/ Patrick W. Galley
Patrick W. Galley Attorney-in-Fact

January 28, 2025

Exhibit Index

(d.5)	Letter Agreement, effective January 28, 2025, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/Oaktree High Income Fund
(d.7)	Letter Agreement, effective January 28, 2025, between the Registrant and RiverNorth Capital Management, LLC for the RiverNorth/DoubleLine Strategic Income Fund
(h.15)	Amendment No. 9 to Administration, Bookkeeping and Pricing Services Agreement among the Registrant, RiverNorth Capital Management, LLC and ALPS Fund Services, Inc.
(h.16)	Clough Rule 12d1-4 Fund of Funds Investment Agreement dated September 9, 2024
(h.17)	Invesco Rule 12d1-4 Fund of Funds Investment Agreement dated June 21, 2024
(j.1)	Consent of Independent Registered Public Accounting Firm
(j.2)	Consent of Faegre Drinker Biddle & Reath LLP
(p.1)	Combined Code of Ethics for the Registrant and RiverNorth Capital Management, LLC
(p.3)	Code of Ethics for ALPS Distributors, Inc.
(p.4)	Code of Ethics for Oaktree Fund Advisors, LLC